   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1996

                                                       REGISTRATION NO. 33-79708
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                   FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                                  PRE-EFFECTIVE AMENDMENT NO.                [ ]
                                POST-EFFECTIVE AMENDMENT NO. 3               [X]
                                     AND/OR
                             REGISTRATION STATEMENT
                         UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]



                                AMENDMENT NO. 5
                          THE SARATOGA ADVANTAGE TRUST
               (Exact Name of Registrant as Specified in Charter)
                 TWO WORLD FINANCIAL CENTER, NEW YORK, NY 10080
                    (Address of Principal Executive Offices)

                            ------------------------


                                 (212) 504-1700
                        (Registrant's Telephone Number)
                              Stuart Strauss, Esq.
                             Gordon Altman Butowsky
                             Weitzen Shalov & Wein
                              114 West 47th Street
                               New York, NY 10036
                    (Name and Address of Agent for Service)

                            ------------------------

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)


[X] On December 30, 1996 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)

[ ] pursuant to paragraph (a) of Rule 485 or 486


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940 and has filed its report pursuant to that Rule for the fiscal year ended August 31, 1996 on October 11, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM
    PART A   CAPTION                                                   PROSPECTUS
-----------  -----------------------------------------  -----------------------------------------
        1.   Cover Page...............................  Cover Page
        2.   Synopsis.................................  Summary
        3.   Condensed Financial Information..........  Financial Highlights
        4.   General Description of Registrant........  Objectives and Policies of the
                                                        Portfolios; Certain Securities and
                                                          Investment Techniques; Risk Factors;
                                                          Additional Information
        5.   Management of the Fund...................  Objectives and Policies of the
                                                        Portfolios; Management of the Trust
       5A.   Management's Discussion of Fund
               Performance............................  Not Applicable
        6.   Capital Stock and Other Securities.......  Dividends, Distributions and Taxes;
                                                          Redemption of Shares; Additional
                                                          Information
        7.   Purchase of Securities...................  Purchase of Shares
        8.   Redemption or Repurchase.................  Redemption of Shares
        9.   Legal Proceedings........................  N/A


    PART B   CAPTION                                       STATEMENT OF ADDITIONAL INFORMATION
-----------  -----------------------------------------  -----------------------------------------
       10.   Cover Page...............................  Cover Page
       11.   Table of Contents........................  Table of Contents
       12.   General Information and History..........  Not Applicable
       13.   Investment Objective and Policies........  Investment of the Trust's Assets;
                                                          Investment Restrictions
       14.   Management of the Fund...................  Trustees and Officers
       15.   Control Persons and Principal Holders of
               Securities.............................  Principal Holders of Securities and
                                                        Control Persons of the Portfolios;
                                                          Trustees and Officers
       16.   Investment Advisory and Other Services...  Management and Other Services; Investment
                                                          Advisory Services; Additional
                                                          Information
       17.   Brokerage Allocation.....................  Investment Advisory Services
       18.   Capital Stock and Other Securities.......  Additional Information
       19.   Purchase, Redemption and Pricing of
               Securities.............................  Determination of Net Asset Value
       20.   Tax Status...............................  Additional Information
       21.   Underwriters.............................  Additional Information
       22.   Calculations of Performance Data.........  Portfolio Yield and Total Return
                                                          Information
       23.   Financial Statements.....................  Financial Statements

                                      LOGO


                       PROSPECTUS DATED DECEMBER 30, 1996


              T H E  S A R A T O G A  A D V A N T A G E  T R U S T

The Saratoga Advantage Trust (the "Trust") is an open-end, management investment company providing a convenient means of investing in a series of separate investment portfolios (the "Portfolios") professionally managed by Saratoga Capital Management (the "Manager"). Each of the Portfolios is diversified and is provided with discretionary advisory services by a registered investment advisor (the "Advisor") identified, retained, supervised and compensated by the Manager. The Trust is a series company that currently consists of the following Portfolios to which this Prospectus relates:

Income Portfolios:

  - U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  - INVESTMENT QUALITY BOND PORTFOLIO

  - MUNICIPAL BOND PORTFOLIO

Equity Portfolios:
  - LARGE CAPITALIZATION VALUE PORTFOLIO

  - LARGE CAPITALIZATION GROWTH PORTFOLIO

  - SMALL CAPITALIZATION PORTFOLIO

  - INTERNATIONAL EQUITY PORTFOLIO

SHARES OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of the investor's investment objectives and risk tolerance. The advisors in certain of these investment advisory programs may use an asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation ProgramSM (the "Saratoga SharpSM Program"), to assist them in translating investor needs, preferences and attitudes identified from an investment questionnaire into suggested portfolio allocations. Shares of the Portfolios are also available to other investors and investment advisory services. Investors purchasing shares through an investment advisory service will be subject to the payment of a separate fee imposed by the investment advisor for such services. See "Purchase of Shares--General." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, may involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of the professional consulting and asset allocation services rendered by the investment advisors.

This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


Additional information about the Trust is contained in a Statement of Additional Information dated December 30, 1996, which is available upon request and without charge by calling or writing the Trust or Saratoga Capital Management at 33 Maiden Lane, New York, New York 10038-4578, 800-807-FUND (800-807-3863). The
Statement of Additional Information, which has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus in its entirety.


SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND THE SHARES OF THE PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
Summary.................................................................    2
Summary of Trust Expenses...............................................    5
Financial Highlights....................................................    6
Objectives and Policies of the Portfolios...............................    8
Certain Securities and Investment Techniques............................   12
Risk Factors............................................................   19
Certain Investment Policies.............................................   20
Management of the Trust.................................................   22
Purchase of Shares......................................................   25
Redemption of Shares....................................................   27
Net Asset Value.........................................................   28
Exchange Privilege......................................................   29
Dividends, Distributions and Taxes......................................   29
Custodian and Transfer Agent............................................   31
Performance of the Portfolios...........................................   31
Additional Information..................................................   33

SUMMARY


THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.

THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate Portfolios professionally managed by the Manager. The assets of each of the Portfolios are invested on a discretionary basis by a separate Advisor. See "Management of the Trust." The Trust is a series company currently consisting of the following 7 Portfolios:

Income Portfolios:

-U.S. GOVERNMENT MONEY MARKET PORTFOLIO, whose Advisor is Sterling Capital
 Management Company.

-INVESTMENT QUALITY BOND PORTFOLIO, whose Advisor is Fox Asset Management, Inc.

-MUNICIPAL BOND PORTFOLIO, whose Advisor is OpCap Advisors.

Equity Portfolios:

-LARGE CAPITALIZATION VALUE PORTFOLIO, whose Advisor is OpCap Advisors.

-LARGE CAPITALIZATION GROWTH PORTFOLIO, whose Advisor is Harris Bretall Sullivan
 & Smith, Inc.

-SMALL CAPITALIZATION PORTFOLIO, whose Advisor is Axe-Houghton Associates, Inc.

-INTERNATIONAL EQUITY PORTFOLIO, whose Advisor is Ivory & Sime International,
 Inc.


MANAGEMENT. Saratoga Capital Management is the Manager of the Portfolios. The Board of Trustees of the Trust has been informed of the intention of Oppenheimer Capital, certain executive officers of the Manager and Messrs. John Schiavi and Ronald J. Goguen (the "Proposed New Partners") to enter into an agreement whereby the Proposed New Partners would purchase Oppenheimer Capital's interest in the Manager (the "Proposed Transaction"). Consummation of the Proposed Transaction will be deemed an assignment under the Investment Company Act of 1940, as amended, and consequently, the Management Agreement and Advisory Agreements (as hereinafter defined) between the Trust and the Manager and the Trust and the Advisors, respectively, will automatically terminate as a matter of law. At a meeting of the Board of Trustees of the Trust held on December 18, 1996, a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with the Manager or any of its affiliates, approved a new Management Agreement between the Trust and the Manager and new Advisory


                                     ~ 2 ~

Agreements between the Trust and the Advisors with respect to each of the Portfolios, with terms substantially identical to the current Management Agreement and current Advisory Agreements, subject to certain conditions. In connection with the Proposed Transaction, new distribution and administration arrangements for the Trust are also contemplated. Consummation of the Proposed Transaction is subject to shareholder approval with respect to each Portfolio. If the Board-imposed conditions are satisfied, a proxy statement will be furnished to shareholders of each Portfolio seeking approval of the new Management Agreement and the new Advisory Agreements with respect to each Portfolio (the "Proxy Statement"). The Proxy Statement will, among other things, set forth the basis for the Board's action and the details of the new distribution and administration arrangements contemplated. Effective January 1, 1997, any additional funding required for Saratoga Capital Management will be furnished by the Proposed New Partners, and not by Oppenheimer Capital.


Each of the Portfolios is provided with the discretionary advisory services of an Advisor identified, retained, supervised and compensated by the Manager. OpCap Advisors, an affiliate of the Manager, serves as the Portfolios' administrator and, in connection therewith, provides administration to each Portfolio. See "Management of the Trust."

INVESTMENT ADVISORY SERVICES. Shares of the Portfolios are offered to participants in certain investment advisory programs and to other investors and investment advisory services. Generally, the investment advisors for the investment advisory programs provide asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerance. Certain investment advisors offering asset allocation programs may enter into agreements with the Manager pursuant to which the Manager will make available its Saratoga Sharp-SM- program and provide various administrative services to the investment advisor ("Consulting Programs"). The investment advisory fee for these Consulting Programs will be determined by the investment advisors and their clients. The fee is paid to the client's investment advisor either directly or by redeeming a sufficient number of Portfolio shares. The Manager is paid a fee by the client's investment advisor for services provided to the investment advisor in connection with the investment advisory program. See "Purchase of Shares--General."

PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined, WITHOUT IMPOSITION OF ANY SALES CHARGE. See "Purchase of Shares" and "Redemption of Shares."

RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that the Portfolios will achieve their investment objectives. Investing in an investment company that invests in securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in an investment company limiting its holdings to domestic investments. Certain Portfolios may also be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts, repurchase agreements, trading futures contracts and options on futures contracts. In addition, the Investment Quality Bond Portfolio and the Municipal Bond Portfolio may invest in zero coupon securities, which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Objectives and Policies of the Portfolios," "Certain Securities and Investment Techniques" and "Risk Factors."

Investors should be aware that the Manager receives a fee from the investment advisor for each participant in a Consulting Program for services rendered to the investment advisor in connection with the investment advisory program. This fee does not vary based on the Portfolios recommended for the participant's investments. The Manager also serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor and receives a fee from each Portfolio. The portion of each Portfolio's management fee that is retained by the Manager does not vary based on the Portfolio involved. However, OpCap Advisors, an affiliate of the Manager, is the Advisor to two of the Portfolios. Consequently, to the extent investors' funds are allocated to such Portfolios, the Manager's affiliate will realize greater

                                     ~ 3 ~
financial benefits than if the assets were allocated to Portfolios not advised by OpCap Advisors. The Manager's decisions as to the retention of particular Advisors and specific amount of the Manager's compensation to be paid to the Advisor are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. These decisions are also subject to approval of shareholders of the Portfolio involved. See "Management of the Trust--Investment Manager" and "Purchase of Shares--General--Investment Advisory Programs."

The Portfolios are intended primarily as vehicles for the implementation of long term asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long term commitment that should be held through several market cycles. In addition, although the investment advisors for the Consulting Programs may recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in Consulting Programs should note that responsibility for investment recommendations rests solely with the investment advisor for the program or the client itself and not with the Trust or the Manager. Investors intending to purchase Portfolio shares through investment advisory programs should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisors' ability to anticipate and respond to market trends. See "Objectives and Policies of the Portfolios," and "Certain Securities and Investment Techniques--Temporary Investments."

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to distribute annually to its shareholders substantially all of its net investment income and its net realized long and short term capital gains. Dividends from the net investment income of the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio, and the Municipal Bond Portfolio are declared daily and paid monthly. Dividends from the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually. See "Dividends, Distributions and Taxes."

TAXATION. Each of the Portfolios intends to qualify as a regulated investment company for U.S. federal income tax purposes. As such, the Trust anticipates that no Portfolio will be subject to U.S. federal income tax on income and gains, if any, that are distributed to shareholders. It is expected that certain capital gains and certain dividends and interest earned by the International Equity Portfolio will be subject to foreign withholding taxes. These taxes may be deductible or creditable in whole or in part by shareholders of the Portfolio for U.S. federal income tax purposes. See "Dividends, Distributions and Taxes."

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") acts as the custodian of the Trust's U.S. and non-U.S. assets and may employ sub-custodians outside the United States approved by the Trustees of the Trust in accordance with regulations of the Securities and Exchange Commission (the "SEC"). State Street also serves as the transfer agent for the Portfolios' shares. See "Custodian and Transfer Agent."

                                     ~ 4 ~

                           SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. THE FOLLOWING TABLE LISTS THE COSTS AND EXPENSES THAT AN INVESTOR WILL INCUR AS A SHAREHOLDER OF EACH OF THE PORTFOLIOS BASED ON THE PORTFOLIO'S PROJECTED ANNUAL OPERATING EXPENSES. THERE ARE NO SHAREHOLDER TRANSACTION EXPENSES, SALES LOADS OR DISTRIBUTION FEES.

                                                   U.S.
                                             GOVERNMENT       INVESTMENT                                LARGE
                                                  MONEY          QUALITY         MUNICIPAL      CAPITALIZATION
                                                 MARKET             BOND              BOND              VALUE
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          ----------------  ---------------  -----------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES........        NONE             NONE              NONE               NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (as a percentage of average net
  assets)
  Management Fees.......................          .475%             .55%               .55%              .65%
  Distribution (Rule 12b-1 Expenses)....        NONE             NONE              NONE               NONE
  Other Expenses........................           .65%             .65%               .65%              .65%
                                                -------           ------             ------            ------
  Total Operating Expenses..............         1.125%            1.20%              1.20%             1.30%


                                                   LARGE
                                          CAPITALIZATION               SMALL      INTERNATIONAL
                                                  GROWTH       CAPITALIZATION           EQUITY
                                               PORTFOLIO           PORTFOLIO         PORTFOLIO
                                          -------------------  -----------------  ---------------
SHAREHOLDER TRANSACTION EXPENSES........         NONE                NONE              NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (as a percentage of average net
  assets)
  Management Fees.......................            .65%                 .65%             .75%
  Distribution (Rule 12b-1 Expenses)....         NONE                NONE              NONE
  Other Expenses........................            .65%                 .65%             .65%
                                                  ------               ------           ------
  Total Operating Expenses..............           1.30%                1.30%            1.40%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to .75% of the value of the average daily net assets of the Portfolio. The fees of each Advisor are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by, each Portfolio are described under "Management of the Trust." The expenses set forth in the above table reflect voluntary expense limitations currently in effect. For the year ended August 31, 1996, the Manager waived all or a portion of its management fee and assumed certain operating expenses of each Portfolio. In addition, the Portfolios benefitted from expense offset arrangements with their custodian bank. Without such voluntary waivers, expense assumptions and expense offsets, total operating expenses of each of the Portfolios would have been as follows: U.S. Government Money Market Portfolio, 1.79%; Investment Quality Bond Portfolio, 2.12%; Municipal Bond Portfolio, 5.32%; Large Capitalization Value Portfolio, 2.19%; Large Capitalization Growth Portfolio, 1.67%; Small Capitalization Portfolio, 1.84%; and International Equity Portfolio, 3.91%. "Other Expenses" include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. The table does not reflect any fees paid by investors pursuant to Consulting Programs.


Example. The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolios. These amounts are based upon (i) payment by the Portfolios of operating expenses at the levels set forth in the table above and (ii) the specific assumptions stated below:

A shareholder would pay the following expenses on a $1,000 investment assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:

1 year................................           $ 11.47               $ 12.23               $ 12.23                 $ 13.24
3 years...............................             35.75                  38.09                38.09                   41.21
5 years...............................             61.95                  65.97                65.97                   71.29
10 years..............................            136.88                 145.46               145.46                  156.78

1 year................................              $ 13.24                $ 13.24                $ 14.25
3 years...............................                41.21                  41.21                  44.32
5 years...............................                71.29                  71.29                  76.59
10 years..............................               156.78                 156.78                 167.98


The purpose of this example is to assist an investor in understanding various costs and expenses that an investor in a Portfolio will bear. THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, although the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                                     ~ 5 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights listed below have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the SAI. All of the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAI. Further information regarding the performance of each Portfolio is available in the Trust's Annual Report. Annual Reports may be obtained without charge by calling the Trust at (800) 807-FUND.

                                                                                                          DIVIDENDS
                                                         INCOME FROM INVESTMENT OPERATIONS       ---------------------------
                                                                                                                DIVIDENDS TO
                                                      ----------------------------------------   DIVIDENDS TO   SHAREHOLDERS
                                          NET ASSET      NET        NET REALIZED                 SHAREHOLDERS     FROM NET
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM     FROM NET       REALIZED
                                          BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT      GAINS ON
                                          OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS      INCOME      INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $1.000        $0.044         $0.000          0.044       ($0.044)        --
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                1.000(4)      0.052          0.000          0.052        (0.052)        --

                                                                                                  RATIOS
                                                                            ---------------------------------------------------

                                                                                           RATIO OF NET
                                                                            RATIO OF NET    INVESTMENT
                                          NET ASSET             NET ASSETS   OPERATING        INCOME
                                           VALUE,                 END OF    EXPENSES TO     (LOSS) TO     PORTFOLIO   AVERAGE

                                           END OF     TOTAL       PERIOD    AVERAGE NET    AVERAGE NET    TURNOVER   COMMISSION

                                           PERIOD    RETURN*     (000'S)       ASSETS         ASSETS        RATE        RATE

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $  1.000   4.47%      $  22,906   1.13%(1,2,6)     4.30%(1,2)    --          --

        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                  1.000   5.36%          5,072   0.40%(1,5)       5.38%(1,5)    --          --




(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.79% AND 3.64%, RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 6.69% AND (0.91%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


INVESTMENT QUALITY BOND PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $10.08        $ 0.48     ($0.16)   $ 0.32     ($0.48)    ($0.01)
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                10.00(4)       0.60     0.08        0.68     (0.60)     --

INVESTMENT QUALITY BOND PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $ 9.91     3.23 % $16,864  1.31%(1,2,6)     4.84%(1,2)      55%       --
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                10.08     7.12 %  4,503   0.45%(1,5)       5.77%(1,5)      18%       --



(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.12% AND 3.90%, RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 7.93% AND (1.71%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


MUNICIPAL BOND PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $ 9.93        $ 0.41     $0.07     $ 0.48     ($0.41)    --
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                10.00(4)       0.51     (0.07)      0.44     (0.51)     --

MUNICIPAL BOND PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $10.00     4.88 % $4,708   1.23%(1,2,6)     4.03%(1,2)      12%       --
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                 9.93     4.65 %  1,477   0.37%(1,5)       4.79%(1,5)      27%       --



(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 5.32% AND (0.12%), RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 20.15% AND (14.99%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


LARGE CAPITALIZATION VALUE PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $12.30        $ 0.07     $2.33     $ 2.40     ($0.11)    ($0.14)
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                10.00(4)       0.15     2.20        2.35     (0.05)     --

LARGE CAPITALIZATION VALUE PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $14.45    19.73 % $18,274  1.28%(1,2,6)     0.97%(1,2)      26%       $0.06
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                12.30    23.60 %  5,515   0.40%(1,5)       2.29%(1,5)      33%       --



(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.19% AND 0.04%, RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 6.54% AND (3.85%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


                                     ~ 6 ~

                              FINANCIAL HIGHLIGHTS

                                                                                                          DIVIDENDS
                                                           INCOME FROM INVESTMENT OPERATIONS      --------------------------
                                                                                                                DIVIDENDS TO
                                                       -----------------------------------------  DIVIDENDS TO  SHAREHOLDERS
                                           NET ASSET       NET       NET REALIZED                 SHAREHOLDERS    FROM NET
                                            VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM     FROM NET      REALIZED
                                           BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT     GAINS ON
                                           OF PERIOD     (LOSS)       INVESTMENTS    OPERATIONS      INCOME     INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $   12.86     ($   0.02)     $    0.35      $    0.33       ($0.01)       ($0.02)
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                   10.00(4)       0.02           2.85           2.87        (0.01)        --

                                                                                                  RATIOS
                                                                            ---------------------------------------------------

                                                                                           RATIO OF NET
                                            NET                             RATIO OF NET    INVESTMENT
                                           ASSET               NET ASSETS    OPERATING        INCOME
                                           VALUE,                END OF     EXPENSES TO     (LOSS) TO     PORTFOLIO   AVERAGE

                                           END OF     TOTAL      PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER   COMMISSION

                                           PERIOD    RETURN*     (000'S)       ASSETS         ASSETS        RATE        RATE

LARGE CAPITALIZATION GROWTH PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $13.16      2.56%     $  33,962   1.34%(1,2,6)   (0.13%)(1,2)      50%     $  0.07

        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                12.86     28.77%        11,107   0.51%(1,5)       0.32%(1,5)      23%       --




(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OR ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.67% AND (0.60%), RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 5.00% AND (4.17%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


SMALL CAPITALIZATION PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $   12.62     ($   0.09)    $    1.44     $    1.35   ($0.00)   ($0.39)  $13.58
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                   10.00(4)       0.02          2.61          2.63    (0.01)    --       12.62

SMALL CAPITALIZATION PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         11.03 %   $  22,071   1.25%(1,2,6)   (0.83%)(1,2)      95%     $  0.06
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995               26.38 %      15,103   0.42%(1,5)       0.07%(1,5)     111%       --



(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OR ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.84% AND (1.42%), RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.57% AND (3.08%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.


INTERNATIONAL EQUITY PORTFOLIO
       YEAR ENDED AUGUST 31, 1996         $    9.33     $    0.00     $    0.34     $    0.34   ($0.03)   ($0.05)  $ 9.59
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995                   10.00(4)       0.05         (0.71)        (0.66)   (0.01)    --        9.33

INTERNATIONAL EQUITY PORTFOLIO
       YEAR ENDED AUGUST 31, 1996          3.68 %   $   6,857   1.65%(1,2,6)     0.23%(1,2)      58%     $  0.09
        SEPTEMBER 2, 1994(3) TO
            AUGUST 31, 1995               (6.61 %)      2,907   0.38%(1,5)       1.03%(1,5)      36%       --



(1) DURING THE PERIODS PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT WAIVED ALL OF ITS FEES AND ASSUMED A PORTION OF THE OPERATING EXPENSES. ADDITIONALLY, FOR THE YEAR ENDED AUGUST 31, 1996, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 3.91% AND (2.33)%, RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1996 AND 8.96% AND (7.55%), ANNUALIZED, RESPECTIVELY, FOR THE PERIOD SEPTEMBER 2, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.

----------------------------------

(2) AVERAGE DAILY NET ASSETS FOR THE YEAR ENDED AUGUST 31, 1996 WERE $14,679,617; $10,861,629; $3,067,626; $11,644,595; $22,974,545; $18,217,666
    AND $5,019,160 FOR U.S. GOVERNMENT MONEY MARKET, INVESTMENT QUALITY BOND, MUNICIPAL BOND, LARGE CAPITALIZATION VALUE, LARGE CAPITALIZATION GROWTH, SMALL CAPITALIZATION AND INTERNATIONAL EQUITY, RESPECTIVELY.

(3) COMMENCEMENT OF OPERATIONS.
(4) INITIAL OFFERING PRICE.
(5) ANNUALIZED.
(6) DOES NOT REFLECT EXPENSE OFFSETS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                     ~ 7 ~

OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Set forth below is a description of the investment objectives and policies of each Portfolio. There can be no assurance that any Portfolio will achieve its investment objectives. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO is advised by Sterling Capital Management Company. The Portfolio's investment objective is to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital by investing exclusively in short term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements with respect to those securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. See "Certain Securities and Investment Techniques." The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Advisor acting pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio follows these policies in order to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The Portfolio is not insured or guaranteed by the U.S. Government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities.


All investment decisions for the Portfolio are made by Sterling Capital Management Company's investment committee which is primarily responsible for management of the Portfolio.


INVESTMENT QUALITY BOND PORTFOLIO is advised by Fox Asset Management, Inc. ("Fox"). The Portfolio seeks, as its investment objectives, current income and reasonable stability of principal. The Portfolio seeks to achieve its objectives through investment in investment quality fixed income securities and the active management of such securities. The average maturity of the securities held by the Portfolio may be shortened, but not below three years, in order to preserve capital if the Advisor anticipates a rise in interest rates. Conversely, the average maturity may be lengthened, but not beyond ten years, to maximize returns if interest rates are expected to decline.

Under normal conditions, the Portfolio will invest at least 65% of its assets in debt instruments including U.S. Government Securities, corporate bonds, debentures, Eurodollar bonds, Yankee bonds and foreign currency denominated bonds. In addition, the Portfolio may invest in non-convertible fixed income preferred stock and mortgage pass-through securities. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and unrated securities determined by the Advisor to be of comparable quality. The Portfolio is not obligated to dispose of securities that fall below such ratings due to changes made by the rating agencies subsequent to the purchase of the securities but will dispose of any such securities in order to limit its holdings of securities rated below Baa by Moody's or BBB by S&P to no more than 5% of its net assets. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. Although the Portfolio is authorized to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon, its Advisor has no

                                     ~ 8 ~
present intention of using such techniques. The Portfolio also may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Paul Stach, Russell Tompkins and Thayer Potter. Mr. Stach is a Managing Director and Director of Fixed Income Research at Fox where he has worked since 1993. He joined the firm from Kidder, Peabody & Co. where he was a Managing Director in Investment Banking. Mr. Tompkins is a Managing Director and also coordinates all compliance matters for the firm. He joined the firm in 1988. Mr. Potter is a Vice President and Portfolio Manager of Fox. He has been with the firm since 1993, and was previously with Acorn Asset Management, serving as Vice President and portfolio manager.

MUNICIPAL BOND PORTFOLIO is advised by OpCap Advisors (formerly known as Quest for Value Advisors). The Portfolio seeks, as its investment objective, a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital. The Portfolio seeks to achieve its objectives through investment in a diversified portfolio of general obligation, revenue and private activity bonds, including lease obligations, and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is excluded from gross income for federal income tax purposes ("Municipal Obligations"). See "Municipal Obligations" on page 16.


Portfolio composition generally covers a full range of maturities with broad geographic and issuer diversification. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio will invest primarily in municipal bonds rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or by Fitch Municipal Division ("Fitch") or, if unrated, which are of comparable quality in the opinion of OpCap Advisors. See the Appendix to the SAI for a description of such ratings and "Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio is not obligated to dispose of securities that fall below such ratings due to changes made by the rating agencies subsequent to purchase of the securities but will dispose of any such securities in order to limit its holdings of securities rated below Baa by Moody's or BBB by S&P or Fitch to no more than 5% of its net assets.


It is a fundamental policy of the Portfolio that under normal circumstances at least 80% of its assets will be invested in Municipal Obligations. Also, at least 65% of its assets will be invested in bonds. The Portfolio will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state. The Portfolio will also not invest more than 25% of its assets in private activity bonds of similar projects. It is possible that the Portfolio from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

The Portfolio may invest without limit in private activity bonds, although it does not currently expect to invest more than 20% of its total assets in private activity bonds. Dividends attributable to interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities are a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax.

                                     ~ 9 ~

When the Portfolio is maintaining a temporary defensive position, it may invest in short term investments, some of which may not be tax exempt. Securities eligible for short term investment by the Portfolio are tax exempt notes of municipal issuers having, at the time of purchase, a rating within the two highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P, and taxable short term instruments having quality characteristics comparable to those for Municipal Obligations. The Portfolio may invest in temporary investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Portfolio's total assets be invested in temporary investments unless the Portfolio has adopted a defensive investment policy. The Portfolio will purchase tax exempt temporary investments pending the investment of the proceeds from the sale of the securities held by the Portfolio or from the purchase of the Portfolio's shares by investors or in order to have highly liquid securities available to meet anticipated redemptions. To the extent that the Portfolio holds temporary investments, it may not achieve its investment objective. The Portfolio may purchase securities on a when-issued basis, lend its portfolio securities and purchase stock index futures contracts and write options thereon. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Matthew Greenwald, Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management.

LARGE CAPITALIZATION VALUE PORTFOLIO is advised by OpCap Advisors. The Portfolio seeks, as its investment objective, total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of highly liquid equity securities that, in the Advisor's opinion, have above average price appreciation potential at the time of purchase. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the ability of the issuer to generate cash flow in excess of business needs and to sustain above average profitability, as well as industry outlook and market share, also are considered. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks. No less than 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments and purchase stock index futures contracts and purchase and write options thereon. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Eileen Rominger, Managing Director of Oppenheimer Capital, the parent of OpCap Advisors. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

LARGE CAPITALIZATION GROWTH PORTFOLIO is advised by Harris Bretall Sullivan & Smith, Inc. ("Harris Bretall"). The Portfolio seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. Dividend income is an incidental consideration in the selection of investments. In selecting securities for the Portfolio, the Advisor evaluates factors believed to be favorable to long-term capital appreciation including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Advisor also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks of issuers with total market

                                     ~ 10 ~
capitalization of $1 billion or greater at the time of purchase. Although the Portfolio is authorized to purchase temporary investments and purchase stock index futures contracts and purchase and write options thereon, its Advisor has no present intention of using such techniques during the coming year. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

Stock selections for the Portfolio will be made by the Strategy and Investment Committees of Harris Bretall. The Portfolio is managed by Jack Sullivan and Gordon Ceresino. Mr. Sullivan is a partner of Harris Bretall and has been associated with the firm since 1981. Mr. Ceresino is a Vice President of Harris Bretall and has been associated with the firm since 1991. Prior thereto, he was Senior Vice President of Capitol Associates and was responsible for sales and marketing.

SMALL CAPITALIZATION PORTFOLIO is advised by Axe-Houghton Associates, Inc. The Portfolio seeks, as its investment objective, maximum capital appreciation. Under normal conditions at least 80% of the Portfolio's assets will be invested in common stocks, at least 65% of the Portfolio's assets will be invested in common stock of issuers with total market capitalization of less than $1 billion and at least one third of the Portfolio's assets will be invested in common stocks of companies with total market capitalization of $550 million or less at the time of purchase. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisor seeks small capitalization growth companies that it believes are undervalued in the marketplace. These companies typically are under-followed by investment firms and undervalued relative to their growth prospects. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth due to internal changes such as new product introductions, synergistic acquisitions or distribution channels or external changes affecting the marketplace for the company's products and services. External factors can be demographics, regulatory, legislative, technological, social or economic. Although the Portfolio is authorized to purchase temporary investments and purchase stock index futures contracts and purchase and write options thereon, its Advisor has no present intention of using such techniques during the coming year. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Ellen Adnopoz, Robin Kerr and Porter Sutro. Ms. Adnopoz and Ms. Kerr are Vice Presidents of Axe-Houghton and have been associated with the firm since 1988. Mr. Sutro is a Vice President of Axe-Houghton and has been associated with the firm since 1984. Ms. Adnopoz, Ms. Kerr and Mr. Sutro will consult with Seth M. Lynn, Jr., the President and Chief Executive Officer of Axe-Houghton about the Portfolio. Mr. Lynn has been with the firm since 1984.

INTERNATIONAL EQUITY PORTFOLIO is advised by Ivory & Sime International, Inc. The investment objective of the Portfolio is long-term capital appreciation. The Portfolio ordinarily invests at least 80% of its assets in equity securities of companies domiciled outside the United States. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock. The Portfolio has no present intention of investing in bonds other than bonds convertible into common stock.

Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers domiciled in at least three foreign countries. The Portfolio may invest 25% or more of its total assets in securities of issuers domiciled in one country. The Portfolio presently intends to invest more than 25% of its total assets in Japan. Accordingly, the investment performance of the Portfolio will be subject to social, political and economic events occurring in Japan to a greater extent than those occurring in other foreign countries. Investments may be made in companies in developed as well as developing countries. It is the present intention of the Portfolio not to invest more than 20% of its total assets in securities of issuers located in developing countries. Investing in the equity markets of developing countries involves exposure to

                                     ~ 11 ~
economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The Advisor attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the former markets have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors--Foreign Securities."

It is expected that the Portfolio will invest primarily in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"), which are U.S. dollar-denominated receipts, which represent and may be converted into the underlying foreign security, typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. Issuers of the stock of ADRs or GDRs sponsored by banks or trust companies are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of such ADRs or GDRs. ADRs or GDRs are publicly traded on exchanges or over-the-counter in the United States. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Noland Carter with the assistance of the Investment Committee of Ivory & Sime plc and Ivory & Sime plc's geographic teams. The Investment Committee will assist the portfolio manager with country allocations and the firm's geographic teams will provide individual stock selections, which may be modified by the portfolio manager. Mr. Carter has been Senior Investment Officer--International Investments of Portfolio Management and a member of the Investment Committee of Ivory & Sime plc since 1993. From 1990 to 1993 he was Executive Director of Investments for Johnson Capital Management Ltd. Prior thereto, he was Head of International Specialist Equities for Mercury Asset Management.

Except as indicated, the Portfolios' limitations on investments and investment policies are non-fundamental and can be changed without a vote of shareholders.

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Advisor of a Portfolio, other than the U.S. Government Money Market Portfolio, believes, with the concurrence of the Manager, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest up to 100% of its assets in the following money market instruments: U.S. Government Securities (including those purchases in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. In addition, for the same purposes the Advisor of the International Equity Portfolio may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Advisor to be of equivalent quality. See "Foreign Securities" below. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a

                                     ~ 12 ~
when-issued basis. A Portfolio's investment in any other short term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

The Portfolios are intended primarily as vehicles for the implementation of a long term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program. An investment among the Portfolios should be regarded as a long term commitment that should be held through several market cycles. In addition, although the investment advisors for the Consulting Programs may recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in Consulting Programs should note that responsibility for investment recommendations rests solely with the investment advisor for the program or the client itself and not with the Trust or the Manager. Investors intending to purchase Portfolio shares through investment advisory programs should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisors' ability to anticipate and respond to market trends.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement and (except for the U.S. Government Money Market Portfolio) reverse repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. The International Equity Portfolio will not engage in repurchase agreements with foreign brokers or dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Advisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% (10% for the U.S. Government Money Market Portfolio) of the Portfolio's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Under a reverse repurchase agreement,

                                     ~ 13 ~
a Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Portfolio may decline more than or appreciate less than the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of a Portfolio's limitation on borrowing.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and time of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Bank, (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Each Portfolio other than the U.S. Government Money Market Portfolio may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its

                                     ~ 14 ~
agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. State Street arranges for each Portfolio's securities loans and manages collateral received in connection with these loans. See "Management of the Trust--Administration."

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment of or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FIXED INCOME SECURITIES. The market value of fixed income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be

                                     ~ 15 ~
somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for the selection of portfolio investments, a Portfolio also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally is understood to include debt obligations issued to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or the specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Municipal Bond Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 15% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security

                                     ~ 16 ~
and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

MORTGAGE RELATED SECURITIES. The Investment Quality Bond Portfolio may invest in mortgage related securities including modified pass-through certificates. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

The Investment Quality Bond Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments or the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Government National Mortgage Association ("Ginnie Mae") certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Federal Home Loan

                                     ~ 17 ~

Mortgage Corp. ("Freddie Mac") is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Although the Portfolio is authorized to invest in CMOs, it has no present intention of doing so.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio other than the U.S. Government Money Market Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

So long as Commodities Futures Trading Commission rules so require, a Portfolio will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short term U.S. debt obligations or other high quality obligations set aside in a segregated account with the Trust's Custodian for this purpose.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

                                     ~ 18 ~

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Although the Investment Quality Bond Portfolio may invest in certain government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC, it has no present intention of doing so.

RISK FACTORS

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, have speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Advisor will dispose of any such securities in order to limit the holdings by a Portfolio of securities rated below Baa by Moody's or BBB by S & P to no more than 5% of its net assets. It is the intention of the Portfolios to invest no more than 5% of their respective net assets in debt securities rated below Baa by Moody's or BBB by S & P (commonly known as "high yield" or "junk bonds").

NON-PUBLICLY TRADED SECURITIES. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

SMALL CAPITALIZATION COMPANIES. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

FOREIGN SECURITIES. All the Portfolios except for the U.S. Government Money Market Portfolio and the Municipal Bond Portfolio may invest in foreign securities. The Investment Quality Bond Portfolio and the Large Capitalization Value Portfolio do not intend to invest more than 20% of their respective total assets in foreign securities. The Large Capitalization Growth Portfolio and the Small Capitalization Portfolio do not intend to purchase foreign securities in an amount more than 5% of each Portfolio's total assets. The International Equity Portfolio expects to invest at least 80% of its assets in foreign securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets

                                     ~ 19 ~
may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance settlement periods.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FORWARD CURRENCY CONTRACTS. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts. See also "Certain Securities and Investment Techniques--Futures Contracts and Related Options" on page 18 and "Certain Investment Policies--Portfolio Turnover" on page 21.

CERTAIN INVESTMENT POLICIES

The Trust on behalf of each Portfolio has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. Among other restrictions, each Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government Securities, or acquire more than 10% of any class of the outstanding voting securities of any one issuer. In addition, except as described above with respect to the Municipal Bond Portfolio, each Portfolio

                                     ~ 20 ~
may not invest 25% or more of its total assets in securities of issuers in any one industry. The Trust on behalf of a Portfolio may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of the Portfolio's assets. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. The Portfolios each may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

To comply with state securities laws, each Portfolio has agreed to limit its investments in restricted securities (excluding 144A securities) to 10% of their respective total assets, to limit its investments in the securities of unseasoned issuers, which have been in operation for less than three years (including their predecessors), to no more than 5% of their respective assets (10% with respect to the Small Capitalization Portfolio) and to limit their aggregate investment in restricted securities (including 144A securities) and unseasoned issuers to no more than 15% of their respective total assets.

The investment restrictions listed above as well as the Portfolios' investment objectives are fundamental policies and accordingly may not be changed with respect to any Portfolio without the approval of a majority of the outstanding shares of that Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise specifically stated, however, the investment policies and practices of each Portfolio are not fundamental and may be changed by the Board of Trustees.

PORTFOLIO TURNOVER

Active trading will increase a Portfolio's rate of turnover, certain transaction expenses and the incidence of short term capital gains taxable as ordinary income. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. The Advisor of the International Equity Portfolio anticipates that the annual turnover in that Portfolio will not be in excess of 100%. The Advisor of the Small Capitalization Portfolio anticipates that the annual turnover in that Portfolio will not be in excess of 150%. The Advisors of each of the other Portfolios anticipate that the annual turnover in those Portfolios will not exceed 80%. The U.S. Government Money Market Portfolio's turnover is expected to be zero for regulatory reporting purposes.

                                     ~ 21 ~

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Portfolios, including agreements with the Trust's distributor, custodian, transfer agent, the Manager, Advisors and administrator. Two of the Trustees and all of the Trust's executive officers are affiliated with the Manager, OpCap Advisors and/or their affiliates. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

INVESTMENT MANAGER


Saratoga Capital Management, a registered investment advisor, located at 33 Maiden Lane, New York, NY 10038-4578, serves as the Trust's Manager.



Saratoga Capital Management is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Oppenheimer Capital. Oppenheimer Capital, which is also the parent of OpCap Advisors, has been a registered investment advisor since 1968 with total assets under management of approximately $48.2 billion on November 29, 1996. As previously discussed on page 2, Oppenheimer Capital, certain executive officers of the Manager and the Proposed New Partners intend to enter into an agreement whereby the Proposed New Partners will purchase Oppenheimer Capital's interest in the Manager.


The Trust has entered into an investment management agreement (the "Management Agreement") with the Manager which, in turn, has entered into an advisory agreement ("Advisory Agreement") with each Advisor selected for the Portfolios. It is the Manager's responsibility to select, subject to the review and approval of the Board of Trustees, the Advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance.

Subject to the supervision and direction of the Trust's Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Advisors for each Portfolio and thereafter monitoring Advisor performance. In evaluating prospective Advisors, the Manager considers, among other factors, each Advisor's level of expertise, relative performance and consistency of performance to investment discipline or philosophy; personnel and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to the Advisors and ultimately recommending to the Board of Trustees of the Trust whether the Advisors' contracts should be renewed, modified or terminated. The Manager provides reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent and administrator. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below of the value of the average net assets of the

                                     ~ 22 ~

Portfolios. The Manager pays a portion of its fee to each Advisor for the advisory services provided to the Portfolio that is computed daily and paid monthly at the annual rate specified below of the value of the Portfolio's average daily net assets:

                                                                PORTION
                                                                OF THE
                                                                MANAGER'S
                                                    MANAGER'S   FEE PAID
PORTFOLIO                                           FEE         TO THE ADVISOR
--------------------------------------------------  ---------   --------------
U.S. Government Money Market Portfolio............    .475%         .125%
Investment Quality Bond Portfolio.................     .55%          .20%
Municipal Bond Portfolio..........................     .55%          .20%
Large Capitalization Value Portfolio..............     .65%          .30%
Large Capitalization Growth Portfolio.............     .65%          .30%
Small Capitalization Portfolio....................     .65%          .30%
International Equity Portfolio....................     .75%          .40%

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. These decisions are also subject to the approval of the shareholders of the Portfolio involved.

ADVISORS

The Advisors have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment advisor and perform all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Advisor's responsibilities are to manage the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, make investment decisions for the Portfolio and place orders to purchase and sell securities on behalf of the Portfolio.

The following sets forth certain information about each of the Advisors:


OpCap Advisors ("OpCap"), a registered investment advisor, located at One World Financial Center, New York, NY 10281, serves as Advisor to the Municipal Bond Portfolio and Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, founded in 1968. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. As of November 29, 1996, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $48.2 billion.



Fox Asset Management, Inc. ("Fox"), a registered investment advisor, serves as Advisor to the Investment Quality Bond Portfolio. Fox was formed in 1985. Fox is owned by its current employees, with a controlling interest held by J. Peter Skirkanich, President, Managing Director and Chairman of Fox's Investment Committee. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of November 29, 1996, assets under management by Fox were approximately $3.0 billion.



Harris Bretall Sullivan & Smith, Inc. ("Harris Bretall"), a registered investment advisor, serves as Advisor to the Large Capitalization Growth Portfolio. The firm was founded in 1971 and is


                                     ~ 23 ~
owned by W. Graeme Bretall, President and Director, John J. Sullivan, Director and Treasurer and Henry Smith, Director. Located at One Post Street, San Francisco, CA 94104, the firm managed assets of approximately $2.9 billion as of November 29, 1996.



Axe-Houghton Associates, Inc. ("Axe-Houghton"), a registered investment advisor, serves as Advisor to the Small Capitalization Portfolio. The firm was founded in 1984 and is a wholly-owned subsidiary of Hoenig Group Inc., a public company whose subsidiaries are engaged in securities and investment management activities. Axe-Houghton is located at Royal Executive Park, 4 International Drive, Rye Brook, N.Y. 10573. As of November 29, 1996 assets under management at Axe-Houghton were approximately $3.9 billion.



Sterling Capital Management Company ("Sterling"), a registered investment advisor, is the Advisor to the U.S. Government Money Market Portfolio. Sterling is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of November 29, 1996, Sterling had approximately $1.7 billion in assets under management. Since 1982, Sterling has been involved with the distribution of the North Carolina Capital Management Trust, a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the Securities and Exchange Commission. As of November 29, 1996, the asset value of this fund was approximately $2.0 billion.



Ivory & Sime International, Inc. ("ISI"), a registered investment advisor, is the Advisor to the International Equity Portfolio and, in connection therewith, has entered into a sub-investment advisory agreement with Ivory & Sime plc of Edinburgh, Scotland. Pursuant to such sub-investment advisory agreement, Ivory & Sime plc performs investment advisory and portfolio transaction services for such Portfolio. While Ivory & Sime plc is responsible for the day-to-day management of the Portfolio's assets, ISI reviews investment performance, policies and guidelines, facilitates communication between Ivory & Sime plc and the Manager and maintains certain books and records. As compensation for its services as investment advisor, the Manager pays ISI a monthly fee at the annual rate of .40% of the average daily net assets of the International Equity Portfolio. As compensation for its services, Ivory & Sime plc receives from ISI 78% of the net monthly fees paid by the Manager to ISI pursuant to the Investment Advisory Agreement between the Manager and ISI.



ISI was organized in 1978. Twenty-five percent of its voting stock is owned by Jamison, Eaton & Wood, Inc. and 75% is owned by Ivory & Sime plc. ISI offers clients in the United States the services of Ivory & Sime plc in global securities markets. Ivory & Sime plc, founded in 1895, is one of the leading independent investment managers in the United Kingdom. As of November 29, 1996, the firm and its affiliates managed approximately $6.2 billion of global equity investments. ISI is located at 39 Main Street, Chatham, NJ 07928, and Ivory & Sime plc is located at 1 Charlotte Square, Edinburgh, Scotland EH24DZ. Ivory & Sime plc is a public limited company listed on the London Stock Exchange. As of November 29, 1996, approximately 29.3% of Ivory & Sime's outstanding shares were held by Caledonia Investments.


ADMINISTRATION


State Street Bank and Trust Company ("State Street"), located at One Heritage Drive, North Quincy, Massachusetts 02171, calculates the net asset value of the Portfolios' shares and creates and maintains the Trust's financial records required by Section 31 of the 1940 Act.


OpCap Advisors provides administrative services and manages the administrative affairs of the Trust pursuant to an Administration Agreement with the Trust. Such services include the preparation of proxy statements and reports filed with federal and state securities commissions (except to the extent that the participation of independent accountants and attorneys is, in the

                                     ~ 24 ~
opinion of OpCap Advisors, necessary or desirable), preparation of materials for regular and special meetings of the Board of Trustees of the Trust, responding to shareholders' inquiries relating to the Trust and supervising the determination of the net asset value of the Trust's Portfolios. For these services, each Portfolio pays OpCap Advisors an annual fee of $42,000, provided that the Portfolio's average daily net assets do not exceed $80 million. In the event that a Portfolio's average daily net assets exceed $80 million, an additional fee of .05% of average daily net assets in excess of $80 million shall be payable by the Portfolio.

EXPENSES OF THE PORTFOLIOS

Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Advisors, State Street and OpCap Advisors as Administrator to the Trust. Included among a Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; costs of the determination of net asset value; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. The Trust's agreement with the Manager provides that the Manager will reduce its fees to a Portfolio to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

To the extent consistent with the applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees of the Trust has determined that brokerage transactions for a Portfolio may be executed through affiliated broker-dealers if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. When selecting broker-dealers, the Advisors may consider their record of sales of shares of the Portfolios.

PURCHASE OF SHARES
GENERAL

Purchases of shares of a Portfolio by a participant in a Consulting Program must be made through an entity having a sales agreement with OCC Distributors ("Consulting Brokers"), the Trust's general distributor and an affiliate of the Manager and OpCap Advisors, or directly through OCC Distributors.

Shares of the Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available.

INVESTMENT ADVISORY PROGRAMS. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that conforms to such risk tolerance and objectives in a recommendation; and providing on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisors for the Consulting Programs are also responsible for reviewing the asset allocation recommendations

                                     ~ 25 ~
and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisors in the Consulting Programs may use the Manager's Saratoga SharpSM program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the following administrative services to the investment advisers for the Consulting Programs: the preparation, printing and processing of investment questionnaires and investment literature and other client communications.

The fee for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

Investors should be aware that the Manager receives a fee from the investment advisor to each participant in a Consulting Program for services rendered to the investment advisor in connection with the investment advisory program. This fee does not vary based on the Portfolios recommended for the participant's investments. Also, the Manager serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor under the supervision of the Trust's Board of Trustees and receives a fee from each Portfolio. Although the portion of the fee paid by each Portfolio that is retained by the Manager is the same for each Portfolio, OpCap Advisors, an affiliate of the Manager, acts as the Advisor for two of the Portfolios. Consequently, to the extent investors' funds are allocated to such Portfolios, the Manager's affiliates will realize greater financial benefits than if the funds were invested in Portfolios not advised by OpCap Advisors.

OTHER ADVISORY PROGRAMS

Shares of the Portfolios are also available for purchase by certain registered investment advisors (other than the investment advisors for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisors offering the programs. Registered investment advisors interested in utilizing the Portfolios for the purposes described above should call 800-807-FUND (800-807-3863).

CONTINUOUS OFFERING

For participants in Consulting Programs, shares of the Portfolios may be purchased from Consulting Brokers only after the completion and processing of such documentation as may be required by the Consulting Broker for the Program. The offering price is the net asset value per share next determined after receipt of an order by OCC Distributors (previously known as Quest for Value Distributors). Shareholders will not receive share certificates because the Trust does not issue share certificates.

The Trust offers an Automatic Investment Plan under which purchase orders may be placed periodically for Portfolio shares in an amount not less than $100. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

The minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees of the

                                     ~ 26 ~

Manager and its affiliates and their relatives, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees of the Trust whenever the Board judges it to be in the best interest of the Trust to do so. OCC Distributors, in its sole discretion, may accept or reject any purchase order.

OCC Distributors will from time to time provide compensation to dealers in connection with sales of shares of the Trust including promotional gifts (including gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

REDEMPTION IN GENERAL

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares by Federal funds or bank wire or by a certified or cashier's check.

Redemption requests may be given to the shareholder's Consulting Broker who is responsible for transmitting them to the Trust's Transfer Agent or directly to the Transfer Agent, if the shareholder purchased shares directly from OCC Distributors. In order to be effective, a redemption request of a shareholder other than an individual may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment advisor will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distributions in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

                                     ~ 27 ~

INVOLUNTARY REDEMPTIONS

Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Investors should be aware that involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

NET ASSET VALUE

Each Portfolio's net asset value per share is calculated by State Street on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All portfolio securities held by the U.S. Government Money Market Portfolio and short term dollar-denominated investments of the other Portfolios that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contact is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of by the Board of Trustees. In carrying out the Board's valuation policies, State Street may consult with an independent pricing service retained by the Trust. Further information regarding the Portfolio's valuation policies is contained in the Statement of Additional Information.

                                     ~ 28 ~

EXCHANGE PRIVILEGE

Shares of a Portfolio may be exchanged without payment of any exchange fee (except as set forth below) for shares of another Portfolio at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Portfolio for shares of another Portfolio should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

OCC Distributors and the Trust's transfer agent will employ reasonable procedures for telephone redemptions and exchanges to confirm that the instructions received from shareholders or their account representatives are genuine, and if they do not, OCC Distributors or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Shareholders will be required to provide their name, address, social security number and other identifying information. Account representatives must identify themselves and their firm and OCC Distributors will confirm that such firm has a valid selling agreement with OCC Distributors and that the representative is authorized to act on behalf of the firm.

Because excessive trading (including short-term "market timing" trading can limit a Portfolio's performance, each Portfolio may refuse any exchange orders
(1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually.

                                     ~ 29 ~

TAXES

As each Portfolio will be treated as a separate entity for federal income tax purposes, the amounts of net investment income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

Each Portfolio intends to qualify each year as a regulated investment company for federal income tax purposes. The requirements for qualification (i) may cause a Portfolio, among other things, to restrict the extent of its short term trading or its transactions in warrants, currencies, options, futures or forward contracts and (ii) will cause each of the Portfolios to maintain a diversified asset portfolio.

A regulated investment company will not be subject to federal income tax on its net investment income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Code. Each Portfolio intends to satisfy these overall distribution requirements and any other required conditions. Dividends declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31 provided that such dividend is actually paid by the Portfolio during January of the following year.

Dividends derived from a Portfolio's taxable net investment income and distributions of a Portfolio's net realized short term capital gains (including short term gains from investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions of net realized long term capital gains will be taxable to shareholders as long term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio and the Municipal Bond Portfolio and distributions of capital gains paid by all the Portfolios will not qualify for the dividend received deduction for corporations. As a general rule, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations which hold shares in a Portfolio for more than 45 days. Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

Dividends paid by the Municipal Bond Portfolio that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset percentage requirements. To the extent that the Portfolio invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Dividends distributed by the Municipal Bond Portfolio may not be exempt from state or local taxation. Shareholders will receive notification annually stating the portion of the Municipal Bond Portfolio's tax-exempt income attributable to issuers in each state. You should contact your tax advisor if you have any questions, particularly with regard to state and local taxes.

                                     ~ 30 ~

Net investment income or capital gains earned by the Portfolios investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that the International Equity Portfolio will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

As noted above, shareholders who are participants in Consulting Programs or other investment advisory services will pay an investment advisory fee out of their own assets. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.

As discussed above, an exchange of shares in a Portfolio for shares in another Portfolio, including exchanges by participants in a Consulting Program, is treated for federal income tax purposes as a redemption (sale) of shares and taxable gain or loss may be realized.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company is located at One Heritage Drive, North Quincy, Massachusetts 02171 and serves as the Custodian of the Trust's investments and the Trust's transfer agent. The Shareholder Services Group is the subtransfer agent for certain retirement plan accounts. Cash balances of the Portfolios with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

PERFORMANCE OF THE PORTFOLIOS

YIELD

The Trust may, from time to time, include the yield and effective yield of the U.S. Government Money Market Portfolio in advertisements or reports to shareholders or prospective investors.

                                     ~ 31 ~

Current yield for the U.S. Government Money Market Portfolio will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the U.S. Government Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

For the Investment Quality Bond Portfolio and the Municipal Bond Portfolio, from time to time, the Trust may advertise the thirty-day "yield" and, with respect to the Municipal Bond Portfolio, an "equivalent taxable yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the thirty-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

EQUIVALENT TAXABLE YIELD

The equivalent taxable yield of the Municipal Bond Portfolio demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Portfolio's tax-exempt yield. It is calculated by increasing the yield shown for the Portfolio, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield always will exceed the Portfolio's yield.

TOTAL RETURN

From time to time, the Trust may advertise a Portfolio's (other than the U.S. Government Money Market Portfolio's) "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five-and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, to any Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as

                                     ~ 32 ~
the Lehman Brothers Government/Corporate Bond Index, the S&P 500, the S&P/Barra Growth
Index and S&P/Barra Value Index, the EAFE Index and the Russell 2000 Index. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MORNINGSTAR, BARRON'S, INVESTOR'S BUSINESS DAILY, THE WALL STREET JOURNAL, USA TODAY, THE NEW YORK TIMES and MONEY.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust."


The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held and fractional votes for fractional shares. Shares of each Portfolio are entitled to vote as a class to the extent required by the provisions of the 1940 Act or as otherwise permitted by the Trustees. When issued, shares of each Portfolio are fully paid and have no preemptive, conversion or other subscription rights. The shares do not have cumulative voting rights.



It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Master Trust Agreement. Shareholders have certain rights, including the right to call a meeting upon a vote of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time add additional Portfolios to the Trust or with approval of the shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.


SHAREHOLDER INQUIRIES

All inquiries regarding the Trust should be directed to Saratoga Capital Management at 800-807-FUND (800-807-3863).

MAJOR SHAREHOLDERS


To the knowledge of the Trust, the only person who as of November 29, 1996 had beneficial ownership of more than 25% of the voting securities of any of the Portfolios is the American Medical Association Pension Trust which held 42.23% of the outstanding shares of the Small Capitalization Portfolio and may be deemed to control the Small Capitalization Portfolio until such time as it owns less than 25% of the outstanding shares of the Small Capitalization Portfolio.


                                     ~ 33 ~

                                   PROSPECTUS

                                      LOGO

TRUST MANAGER:
SARATOGA CAPITAL MANAGEMENT
33 MAIDEN LANE
NEW YORK, NY 10038
(800) 807- FUND
         (3863)


TRANSFER AND SHAREHOLDER
SERVICING AGENT:
STATE STREET BANK AND TRUST COMPANY
P.O. BOX 8514
BOSTON, MA 02266



GENERAL DISTRIBUTOR:
OCC DISTRIBUTORS
2 WORLD FINANCIAL CENTER
16TH FLOOR
NEW YORK, NY 10281-1698
(800) 807- FUND
         (3863)


- U.S. GOVERNMENT MONEY MARKET PORTFOLIO

- INVESTMENT QUALITY BOND PORTFOLIO

- MUNICIPAL BOND PORTFOLIO

- LARGE CAPITALIZATION VALUE PORTFOLIO

- LARGE CAPITALIZATION GROWTH PORTFOLIO

- SMALL CAPITALIZATION PORTFOLIO

- INTERNATIONAL EQUITY PORTFOLIO

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                             THE SARATOGA ADVANTAGE TRUST


                         Statement of Additional Information


INCOME PORTFOLIOS:

U. S. Government Money Market Portfolio

Investment Quality Bond Portfolio

Municipal Bond Portfolio


EQUITY PORTFOLIOS:

Large Capitalization Value Portfolio

Large Capitalization Growth Portfolio

Small Capitalization Portfolio

International Equity Portfolio


33 Maiden Lane
New York, New York 10038
800-807-FUND (800-807-3863).


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Trust's Prospectus dated December 30, 1996 (the "Prospectus"), which may be obtained by written request to Saratoga Capital Management at the address or phone listed above.



              The date of this Additional Statement is December 30, 1996

                                  TABLE OF CONTENTS
                                                                 Page

INVESTMENT OF THE TRUST'S ASSETS . . . . . . . . . . . . . . . . . .4

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . 15

PRINCIPAL HOLDERS OF SECURITIES AND
CONTROL PERSONS OF THE PORTFOLIOS. . . . . . . . . . . . . . . . . 16

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . 16

MANAGEMENT AND OTHER SERVICES. . . . . . . . . . . . . . . . . . . 20

INVESTMENT ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . 22

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . 26

PORTFOLIO YIELD AND TOTAL RETURN INFORMATION . . . . . . . . . . . 29

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . 37

APPENDIX A - RATINGS . . . . . . . . . . . . . . . . . . . . . . .A-1

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . .B-1

                           INVESTMENT OF THE TRUST'S ASSETS


     The investment objective and policies of each Portfolio are described in the Prospectus. A further description of each Portfolio's investments and investment methods appears below.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, another type of mortgage-backed security is the "collateralized mortgage obligation," which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Portfolio.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Portfolio will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Portfolio would be so committed.

     HEDGING. Certain Portfolios may use certain Hedging Instruments as described, and subject to the restrictions stated, in the Prospectus. To engage in short hedging, a Portfolio would: (i) sell financial futures, (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would: (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes. Additional information about the Hedging Instruments a Portfolio may use is provided below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Portfolio's total assets. This limitation is not a fundamental policy.

     ADDITIONAL INFORMATION ON PUTS AND CALLS. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Advisor, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Act when a Portfolio sells a future, it will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Trust and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Trust and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a Portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Trust intends to qualify as a "regulated investment company" under the Internal Revenue Code.
One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. Another test is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. In connection with the 90% test, recent amendments to the Internal Revenue Code specify that income from options, futures and other gains derived from investments in securities is qualifying income under the 90% test. Due to the 30% limitation, each Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (ii) writing or purchasing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by a Portfolio for less than three months.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a Portfolio at the end of each taxable year may be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a Portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%.

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a Portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase and the amount of dividends qualifying for the dividends received deduction could decrease.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     TYPE OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST. As discussed in the Prospectus, the International Equity Portfolio seeks to achieve its investment objectives through investment primarily in equity securities. It is expected that the Portfolio will invest principally in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") although it also may invest directly in equity securities. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. To the extent the Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     If the Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. The U.S. Treasury has issued proposed regulations which establish a mark-to-market regime that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Portfolio with respect to investments in PFIC's would be significant.

     PRIVATE PLACEMENTS. The Portfolios may invest in securities which are subject to restriction on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Portfolios from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering such securities for resale and risk the substantive delays in effecting such registration. However, as described in the Prospectus, the Portfolios may avail themselves of recently adopted regulatory changes to the Securities Act of 1933 ("Rule 144A") which permit the Portfolios to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

     Securities of foreign issuers often have not been registered in the U.S. Accordingly, if a Portfolio wishes to sell unregistered foreign securities in the U.S. it will avail itself of Rule 144A.

     FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A Portfolio's custodian bank will place cash, U.S. Government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

     The Portfolios may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988.
Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary income distributions.

     FOREIGN CUSTODY. Rules adopted under the Act permit each Portfolio to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' portfolios of securities of issuers located outside of the U.S. will be held by their sub-custodians who will be approved by the Trustees in accordance with such Rules. Such determination will be made pursuant to such Rules following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of the Portfolio's assets. However, no assurances can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), or confiscations of assets that would affect assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

     RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Municipal Division ("Fitch") are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this Statement of Additional Information. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The advisers to the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the respective Portfolio.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor the Portfolio's Advisor will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially adversely affected.

     MUNICIPAL NOTES.   For liquidity purposes, pending investment in municipal
bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Advisor.

     MUNICIPAL BONDS.   Municipal bonds include debt obligations of a state, a
territory, or a possession of the United States, or any political subdivision thereof (e.g., counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

     The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

                               INVESTMENT RESTRICTIONS

     The Trust's significant investment restrictions applicable to each Portfolio are described in the Prospectus. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in the Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act.
Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at a meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

     Under these additional restrictions, each Portfolio cannot: (a) Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus; (b) Invest in real estate or real estate limited partnerships (direct participation programs); however, each Portfolio may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); (d) Underwrite securities of other companies except in so far as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security; (e) Invest more than 10% of its assets in securities of other investment companies or more than 5% of its assets in the securities of one investment company or more than 3% of the outstanding voting securities of such company, except in connection with a merger, consolidation, reorganization or acquisition of assets; (f) Invest in interests in oil, gas or other mineral exploration or development programs or leases; (g) Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange; (h) Invest in securities of any issuer if any officer or trustee of the Trust or any officer or director of any of the Advisers owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (i) Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus; (j) Invest for the purpose of exercising control or management of another company; (k) Issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or

(c) lending Portfolio securities; and (l) make loans to any person or individual except that Portfolio securities may be loaned by all Portfolios within the limitations set forth in the Prospectus.

     In addition each Portfolio may not with respect to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer.





                                 PRINCIPAL HOLDERS OF
                   SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS




         To the knowledge of the Trust, the only person who as of November 29, 1996, had beneficial ownership of five percent or more of the shares of any Portfolio is the American Medical Association Pension Trust, 515
North State Street, Chicago, Illinois 60610-4320 which held 42.23% of the Small Capitalization Portfolio.



     TRUSTEES AND OFFICERS

     The trustees and officers of the Trust, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons," as defined in the Act, are denoted by an asterisk. As of November 29, 1996, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Investment Quality Bond and Municipal Bond Portfolios and 2.8% of the outstanding shares of the U.S. Government Money Market Portfolio.

JOSEPH M. LA MOTTA, CHAIRMAN OF THE BOARD OF TRUSTEES*
One World Financial Center
New York, NY 10281

President of Oppenheimer Capital and Chairman of OpCap Advisors, registered investment advisors; Chairman of the Board and President of Quest Cash Reserves, Inc. and Quest for Value Accumulation Trust, open-end investment companies, and Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

BRUCE E. VENTIMIGLIA, PRESIDENT AND TRUSTEE*
Two World Financial Center
New York, NY 10080-6116

Chairman, President and Chief Executive Officer of Saratoga Capital Management; Senior Vice President of Oppenheimer Capital and OpCap Advisors since 1992; prior thereto, Senior Vice President of Prudential Securities, Inc.

LACY B. HERRMANN, TRUSTEE
380 Madison Avenue, Suite 2300
New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation (since
1984), the sponsoring organization and Administrator and/or Sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Prime Cash Fund (since 1982), Oxford Cash Management Fund (1982-1988), Trinity Liquid Assets Trust (1982-1985), Short Term Asset Reserves (since 1984), Pacific Capital Cash Assets Trust (since 1984), Churchill Cash Reserves Trust (since 1985), Pacific Capital U.S. Treasuries Cash Assets Trust (since 1988), Pacific Capital Tax-Free Cash Assets Trust (since 1988), each of which is a money market fund, and of Hawaiian Tax-Free Trust (since
1984), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since
1985), Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free of Colorado (since 1986), Tax-Free Fund for Utah (since 1992) and Narragensett Insured Tax Free Income Fund (since 1992), each of which is a tax-free municipal bond fund; Aquila Rocky Mountain Equity Fund (since 1994), and equity fund, Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since
1981), distributor of most of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT") a money market fund (since 1981) and an Officer and Trustee/Director of its predecessors (since
1974); and President and Director of STCM Management Company, Inc., sponsor and Advisor to CCMT. Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Trustee of Quest for Value Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.

GEORGE LOFT, TRUSTEE
51 Herrick Road
Sharon, Connecticut 06069


Private Investor; Director of OCC Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.


PATRICK H. MCCOLLOUGH, TRUSTEE
One Michigan Avenue Building
120 North Washington Square
Lansing, Michigan 48933

Partner with the law firm of Cawthorne, McCollough & Cavanagh since 1987; Michigan State Senator from 1971 to 1978 and 1982 to 1986.



MARIA CAMACHO, ASSISTANT SECRETARY

Assistant Vice President of Oppenheimer Capital since 1994 and Registrations Department Administrator with Oppenheimer Capital since 1989; Assistant Secretary of OCC Cash Reserves, Inc., an open-end investment company.

THOMAS E. DUGGAN, ASSISTANT SECRETARY

General Counsel and Secretary, Oppenheimer Capital and OpCap Advisors, Secretary of Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Assistant Secretary of OCC Cash Reserves, Inc., open-end investment company.

DEBORAH KABACK, SECRETARY

Senior Vice President, Oppenheimer Capital; Secretary of OCC Cash Reserves, Inc. and OCC Accumulation Trust, open-end investment companies, and Assistant Secretary of Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.


SCOTT KANE, VICE PRESIDENT

Managing Director and Chief Financial Officer of Saratoga Capital Management; prior thereto, he was Vice President of Prudential Securities, Inc.

RICHARD PETEKA, ASSISTANT TREASURER

Vice President, Oppenheimer Capital; Assistant Treasurer of OCC Cash Reserves, Inc., and OCC Accumulation Trust, open-end investment companies, and Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

SHELDON M. SIEGEL, TREASURER

Managing Director and Treasurer, Oppenheimer Capital; Treasurer of OpCap Advisors; Treasurer of OCC Cash Reserves, Inc. and OCC Accumulation Trust, open-end investment companies, and Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.


STEPHEN VENTIMIGLIA, VICE PRESIDENT

Vice Chairman and Chief Investment Officer of Saratoga Capital Management; prior thereto, he was First Vice President and Senior Portfolio Manager of Prudential Securities, Inc.

     REMUNERATION OF OFFICERS AND TRUSTEES. All officers of the Trust are officers of Saratoga Capital Management or Oppenheimer Capital and receive no salary or fee from the Trust. Until a Portfolio has net assets of $25 million, no trustees fees will be paid by that Portfolio. When a Portfolio has net assets of at least $25 million but not more than $50 million, the Trustees, other than Mr. La Motta and Mr. Ventimiglia, will be paid an annual fee of $1,750 plus $250 for each trustees' meeting attended and $100 for each committee meeting attended. When a Portfolio has net assets in excess of $50 million, the Trustees, other than Mr. La Motta and Mr. Ventimiglia, will be paid an annual fee of $3,500 plus $500 for each trustees' meeting attended and $100 for each committee meeting attended. The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the year ended August 31, 1996 and the aggregate compensation paid to each of the Trustees by all of the funds in the Fund Complex of OpCap Advisors during each such fund's 1996 fiscal year.



Name of Trustee of the      Aggregate        Pension or Retirement    Estimated Annual        Total Compensation
      Trust              Compensation from    Benefits Accrued as      Benefits upon         from the Trust and the
                            the Trust        Part of Trust Expenses     Retirement           Fund Complex of OpCap
                                                                                                   Advisors
Lacy Herrmann                 788                    0                     0                        $74,650
Joseph La Motta                0                     0                     0                            0
George Loft                   788                    0                     0                         81,350
Patrick McCollough            788                    0                     0                            0
Bruce Ventimiglia              0                     0                     0                            0



     Mr. Herrmann served as director with respect to 12 investment companies in the Advisor's

Fund Complex and Mr. Loft served as director with respect to 13 investment companies in the Advisor's Fund Complex. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.


                            MANAGEMENT AND OTHER SERVICES

     The manager of the Trust is Saratoga Capital Management (Saratoga or the Manager), Two World Financial Center, New York, New York 10080-6116. See "Management of the Trust" in the Prospectus.


     Pursuant to the Management Agreement with the Trust (the Management Agreement), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the operations of the Trust and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts.

    The following table sets forth the annual management fee rates payable by each Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio's average daily net assets:

                                             Total          Amount
                                             Management     Retained by
Portfolio                                    Fee            Manager
---------                                    ---            -------
Large Capitalization Growth Portfolio        0.65%          0.35%

Large Capitalization Value Portfolio         0.65%          0.35%

Small Capitalization Portfolio               0.65%          0.35%

International Equity Portfolio               0.75%          0.35%

Investment Quality Bond Portfolio            0.55%          0.35%

Municipal Bond Portfolio                     0.55%          0.35%

U.S. Government Money Market Portfolio      0.475%          0.35%


The fee is computed daily and payable monthly.

Currently, the Manager is voluntarily limiting expenses of the Portfolios as follows:

   1.125% with respect to U.S. Government Money Market, 1.20% with respect to Investment Quality Bond, 1.20% with respect to Municipal Bond, 1.30% with respect to Large Capitalization Value, 1.30% with respect to Large Capitalization Growth, 1.30% with respect to Small Capitalization and 1.40% with respect to International Equity Portfolio.

During the period September 2, 1994 (commencement of operations) to August 31, 1995, the Manager voluntarily waived its management fees and assumed $109,897, $110,359, $104,700, $126,245, $130,628, $164,025 and $114,661 in other operating expenses for the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios, respectively. For the year ended August 31, 1996, the Manager voluntarily waived all or a portion of its management fees and assumed $26,822, $28,600, $108,803, $30,550 and $75,530 in other operating expenses for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization and International Equity, respectively.


     Expenses not expressly assumed by Saratoga under the Management Agreement or by OpCap Advisors under the Administration Agreement are paid by the Trust. The fees payable to each Advisor pursuant to the Investment Advisory Agreements between each Advisor and Saratoga with respect to the Portfolios are paid for by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisors, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisors) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (j) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Act. The Management Agreement was approved by the Trustees of the Trust including all of the

Trustees who are not parties to the contract or interested persons of any such party as defined in the Act on July 25, 1994 and by the sole shareholder of the Trust on August 22, 1994 and its continuance was specifically approved in accordance with the Act at a meeting of the Board of Trustees on July 30, 1996.



     ADMINISTRATION AGREEMENT. OpCap Advisors acts as the Trust's Administrator pursuant to an Administration Agreement which was approved by the Trust's trustees on July 25, 1994 and its initial shareholder on August 22, 1994. The Administration Agreement will remain in effect for two years from the date of its execution and may be continued annually thereafter if approved in accordance with the requirements of the Act. The continuance of the Administration Agreement was specifically approved in accordance with the Act at a meeting of the Board of Trustees on July 30, 1996. For the period September 2, 1994 (commencement of operations) to August 31, 1995 each Portfolio accrued $42,000 in administrative fees. For the year ended August 31, 1996, each portfolio accrued $42,000 in administrative fees.


                             INVESTMENT ADVISORY SERVICES

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Advisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

     The Advisory Agreements were approved by the Trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on July 25, 1994 and were approved by the sole shareholder of the Trust on August 22, 1994.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Act). Each Advisory Agreement may be terminated by the Trust, Saratoga, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Advisor, or by the Advisor upon at least 100 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Act.

     ADVISORS. The Advisors have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.


                                                           PORTION
                                                           PAID BY
                                         TOTAL             MANAGER
                                         MANAGEMENT        TO THE
PORTFOLIO                                FEE               ADVISOR
---------                                ---               -------
Large Capitalization Growth Portfolio    0.65%              0.30%

Large Capitalization Value Portfolio     0.65%              0.30%

Small Capitalization Portfolio           0.65%              0.30%

International Equity Portfolio           0.75%              0.40%

Investment Quality Bond Portfolio        0.55%              0.20%

Municipal Bond Portfolio                 0.55%              0.20%

U.S. Government Money Market Portfolio  0.475%             0.125%


     For the period September 2, 1994 (commencement of operations) to June 30, 1995, the Advisors waived their fees. For the period July 1, 1995 to August 31, 1995, the Manager paid advisory fees to the Advisors but the Manager waived its fees from the Portfolios. For the year ended August 31, 1996, the Manager waived all of its management fees for each Portfolio except Large Capitalization Growth and Small Capitalization for which the Manager waived $75,686 of $149,335 in fees and $106,549 of $118,415, respectively. For the year ended August 31, 1996, the Manager paid advisory fees to the Advisors as follows: $18,350, $21,723, $6,135, $34,934, $68,924, $54,653 and $20,077 for U.S. Government Money
Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.


     Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

     PORTFOLIO TRANSACTIONS. Each Advisor is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the Income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Advisor seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisors; information received in connection with directed orders of other accounts managed by the Advisors or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisors, to make available additional views for consideration and comparison, and to enable the Advisors to obtain market information for the valuation of securities held in a Portfolio's assets.

     Sales of shares of each Portfolio, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. A Portfolio will not purchase any securities from or sell any securities to a broker that is affiliated with any of the Advisors (an "affiliated broker") that is acting as principal for its own account. Each of the Advisors currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of each Advisor to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Advisor or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Advisor or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


     The following tables present information as to the allocation of brokerage commissions by the Portfolios of the Trust during the period September 2, 1994 (commencement of operations) to August 31, 1995 and for the year ended August 31, 1996 to Hoenig & Co, Inc. ("Hoenig"), which is an affiliated person of Axe-Houghton Associates, Inc., and Oppenheimer & Co., Inc. ("Opco"), which is an affiliated person of OpCap Advisors.

                                                                     Total Amount of Transactions where Brokerage
                Brokerage Commissions Paid to Hoenig                            Commissions Paid to Hoenig
                                        Total
Name of                               Brokerage      Dollar     %              Dollar Amounts          %
Portfolio              Period        Commissions    Amounts
                                        Paid
     Small
 Capitalization        9/2/94-        $14,454        $5,860    40.5%              $3,086,778          41.4%
   Portfolio           8/31/95

                           Year        17,848           40      0.2%                  31,240           0.4%
                          Ended
                        8/31/96


 Investment             9/2/94 -
Quality Bond            8/31/95         567            188     33.2%                 402,109          53.5%
 Portfolio



                           Year         965            500     51.8%               1,486,691          54.1%
                          Ended
                        8/31/96



* Most transactions for the Investment Quality Bond Portfolio are on a principal basis; however transactions with Hoenig & Co, Inc. are on an agency basis since principal transactions between the Portfolio and an affiliated broker are restricted by the Investment Company Act of 1940.


                                                                     Total
Amount of Transactions where Brokerage
           Brokerage Commissions Paid to Opco                                      Commissions Paid to
                                                                                           Opco

                                  Total
Name of                           Brokerage
Portfolio          Period         Commissions    Dollar    %                 Dollar Amount          %
                                  Paid           Amount
    Large
Capitalization     9/2/94 -       $8,087         $5,953     73.6%              $3,923,454          77.3%
Value Portfolio    8/31/95



                   Year Ended     15,975         6,138      38.4%               5,356,688          42.5%
                    8/31/96


     Small         9/2/94-        14,454           578       4.0%                 169,191           2.3%
Capitalization     8/31/85
    Portfolio


                  Year Ended      17,848           180       1.0%                 104,884           1.3%
                   8/31/96

                           DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

     The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.
The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities.
The services selected create and maintain price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

     The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

     The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

     A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

     As permitted by the Rule, the Trustees have delegated to the Portfolio's Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

     The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark to market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

                     PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

                               PERFORMANCE INFORMATION


U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD. The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective Yield = [(base period return +1)365/7]-1]

Other Portfolios

     YIELDS. Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Trust is not insured; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by Portfolio quality, Portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money-market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing the Trust's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:


                          --------------------------------
                                         x       6
                              YIELD = 2(---- + 1)  - 1
                                         cd
                          --------------------------------


Where:

x= daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the Portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the Portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

d=   the maximum offering price per share on the last day of the period.

     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     TAX EQUIVALENT YIELD is computed by dividing that portion of the current yield (computed as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

---------------------------
                          E
TAX EQUIVALENT YIELD =  -----  + t
                         1-P
---------------------------     Where:    E = tax exempt yield
               P = stated income tax rate
               t = taxable yield


     The Municipal Bond Portfolio may advertise tax-equivalent yields at varying assumed tax rates.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

          P (1+t)n = ERV

Where:    P =   a hypothetical initial investment of $1,000
          t =   average annual total return
          n =   number of years
        ERV =   ending redeemable value of P at the end of each period

     Total return information may be useful to investors in reviewing a Portfolio's performance. However, certain factors should be considered before using this information as a basis for comparison with alternate investments. No adjustment is made for taxes payable on distributions. The total return for any given past period is not an indication or representation by the Portfolio of future rates of return on its shares.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return including the effect of reinvesting dividends and capital gain distributions, and any change in a Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                         ERV - P
                        -------
                            P

     Where:  P = a hypothetical initial payment of $1000.

     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5 or 10 year period (or fractional portion thereof).

     Unaveraged or cumulative total returns reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


     The average annual total return on an investment made in shares of the Portfolios for the years ended August 31, 1995 and August 31, 1996 are as follows:



                                         Average Annual Total       Average Annual
Name of Portfolio                     Return for the year ended   Total Return for the
                                          August 31, 1995*            Year ended
                                                                   August 31, 1996*

Large Capitalization Value Portfolio        23.60%                      21.65%

Large CapitalizationGrowth Portfolio        28.77%                      14.92%

Small Capitalization Portfolio              26.38%                      18.45%

International Equity Portfolio              (6.61)%                     (1.60)%

Investment Quality Bond Portfolio            7.12%                       5.16%

Municipal Bond Portfolio                     4.65%                       4.77%


* During the years ended August 31, 1995 and August 31, 1996, the Manager waived the management fee, assumed certain expenses of and, during the year ended August 31, 1996, benefitted from expense offset arrangements with respect to the Portfolios. Without such waivers, expense assumptions and expense offsets, the returns would have been lower.


                               YIELD FOR 30-DAY PERIOD

Portfolio                              Ended August 31, 1995*   Ended August 31, 1996*
---------                             -----------------------  ------------------------
Investment Quality Bond Portfolio              4.90%                    5.40%

Municipal Bond Portfolio                       4.08%                    4.25%



* Reflects the waiver of management fees, assumption of certain operating expenses and, for the period ended August 31, 1996, the benefit of expense offset arrangements by the Manager. Without such waivers, assumptions and expense offsets, the yields would have been 2.07% for the Investment Quality Bond Portfolio and 1.96% for the Municipal Bond Portfolio for period ended August 31, 1995 and 5.31% and 2.73%, respectively, for the period ended
August 31, 1996.

                        TAX EQUIVALENT YIELD FOR 30 DAY PERIOD

                   30 Day
                   Period         At Federal Income   At Federal Income   At Federal Income        At Federal Income
Portfolio          Ended            Tax Rate of 28%     Tax Rate of 31%     Tax Rate of 36%          Tax Rate of 39.6%
---------          ------          ----------------   ------------------  ------------------       -----------------
Municipal
Bond Portfolio
                   8/31/95*           5.67%               5.91%               6.38%                    6.75%


                   8/31/96*           5.90%               6.16%               6.64%                     7.04%




* During the 30 day periods ended August 31, 1995 and August 31, 1996, the Manager waived the management fee, assumed certain expenses and, for period ended August 31, 1996, benefitted from expense offset arrangements for the Municipal Bond Portfolio. Without such waivers, expense assumptions and expense offsets, the yields for the Municipal Bond Portfolio would have been 2.72% at the 28% Federal income tax rate, 2.84% at the 31% Federal income tax rate, 3.06% at the 36% Federal income tax rate and 3.25% at the 39.6% Federal income tax rate for the period ended August 31, 1995 and 3.79%, 3.96%, 4.27% and 4.52%, respectively, for the period ended August 31, 1996.



                              YIELD FOR SEVEN DAY PERIOD*


Portfolio                     Period Ended       Current        Effective
---------                     ------------       -------        ---------
U.S. Government Money
Market Portfolio              August 31, 1995     4.59%          4.70%
                              August 31, 1996     4.25%          4.34%



* During the seven day periods ended August 31, 1995 and August 31, 1996 the Manager waived the entire management fee, assumed certain expenses, and, for the seven-day period ended August 31, 1996, benefitted from an expense offset arrangement with respect to the U.S. Government Money Market Portfolio.
 Without such waiver, expenses assumptions and expense offsets, the current yield and effective yield would have been 2.78% and 2.82%, respectively, for the seven day period ended August 31, 1995 and 3.99% and 4.07%, respectively, for the seven day period ended August 31, 1996.


     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poors Composite Stock Price Index, Russell 2000 Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Lehman Brothers Government/Corporate Bond Index, the S & P Barra/ Growth Index, the S&P/Barra Value Index, Lehman Municipal Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include yields, total returns, measures of volatility, standard deviation or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and between value stocks and growth stocks, and may refer to current or historic financial or economic trends or conditions.

     The performance of the Portfolios may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, a Portfolio's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc., in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

     Saratoga Capital Management or OCC Distributors may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance; goal setting; and a questionnaire designed to help create a personal financial profile.


     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

     Saratoga Capital Management or OCC Distributors may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     In advertising materials, OCC Distributors may reference or discuss its products and services, which may include: retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risks of market timing. In addition, OCC Distributors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

     The Portfolios may present their fund number, Quotron number, CUSIP number, and discuss or quote their current portfolio manager.

     Volatility. The Portfolios may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum Indicators indicate the Portfolios price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

     The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                                        TAXES

THE MUNICIPAL BOND PORTFOLIO

     Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for Federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

     Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     For the period September 2, 1994 (commencement of operations) to August 31, 1995, the International Equity Portfolio had capital loss carryforwards of $821, which will be available, to the extent provided by regulations, to offset future net capital gains realized through the fiscal year ending 2003 and reduce amounts distributable to shareholders. At August 31, 1996, Municipal Bond and Large Capitalization Growth had net capital loss carryforwards of $4,276 and $93,316, respectively, which will be available to offset future net capital gains through the year 2004. Capital and currency losses incurred after October 31, within the portfolio's taxable year are deemed to arise on the first business day of the portfolio's next taxable year. U.S. Government Money Market, Investment Quality, Municipal Bond and Large Capitalization Growth incurred and elected to defer $32; $6,147; $7,549 and $859,468, respectively, in net capital losses, during the year ended August 31, 1996. Additionally, during the year ended August 31, 1996, International Equity incurred and elected to defer $12,996 in currency losses.


ALL PORTFOLIOS

     As described above and in the Prospectus, the Portfolios may invest in futures contracts and options. Each Portfolio anticipates that these investment activities will not prevent the Trust from qualifying as a regulated investment company. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Portfolio and, accordingly, will affect the amount of capital gains distributed to the Portfolio's shareholders.
     Any net long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Short-term capital gains will be distributed annually as ordinary income as required by the Internal Revenue Code.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax," with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event the Board of Trustees of the Trust would reevaluate the investment objections and policies of the Municipal Bond Portfolio.

     The foregoing is only a summary of certain tax considerations generally affecting the Portfolios, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

                                ADDITIONAL INFORMATION

     DESCRIPTION OF THE TRUST. The Trust was formed under the laws of Delaware on April 8, 1994.

It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class,
(d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors of the Trust and of each Portfolio; their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

     CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. State Street Bank and Trust Company acts as transfer agent, shareholder servicing agent and custodian of the assets of the Trust.

     DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

     TAX INFORMATION. The Federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Tax Status." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.


     OTHER. Oppenheimer Capital, an affiliate of Saratoga Capital Management, is the parent of OpCap Advisors and a leading institutional investment manager with over $48.2 billion in assets under management, and has been an investment advisor to the American Medical Association's pension fund since the 1960's.


     RETIREMENT PLANS. OCC Distributors may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of 401-k programs. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any OpCap products.

EXAMPLES

---------------------------------------------------
---------------------------------------------------
Benefits of Long Term Tax-Free Compounding -
Single Sum
---------------------------------------------------
              Amount of Contribution:$100,000
---------------------------------------------------
                       Rates of Return
          -----------------------------------------
Years
             8.00%         10.00%         12.00%
          -----------------------------------------
                        Value at end
---------------------------------------------------
  5      $  146,933     $  161,051     $  176,234
 10      $  215,892     $  259,374     $  310,585
 15      $  317,217     $  417,725     $  547,357
 20      $  466,096     $  672,750     $  964,629
 25      $  684,848     $1,083,471     $1,700,006
 30      $1,006,266     $1,744,940     $2,995,992
---------------------------------------------------
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
Benefits of Long Term Tax-Free Compounding -
Periodic Investment
---------------------------------------------------
                Amount Invested Annually: $2,000
---------------------------------------------------
                      Rates of Return
            ---------------------------------------
Years
              8.00%         10.00%         12.00%
            ---------------------------------------
                          Value at End
---------------------------------------------------
  5        $ 12,672       $ 13,431       $ 14,230
 10        $ 31,291       $ 35,062       $ 39,309
 15        $ 58,649       $ 69,899       $ 83,507
 20        $ 98,846       $126,005       $161,397
 25        $157,909       $216,364       $298,668
 30        $244,692       $361,887       $540,585
---------------------------------------------------
---------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Comparison of Taxable and Tax-Free Investing -- Periodic Investments
(Assumed Tax Rate : 28%)
-----------------------------------------------------------------------
            Amount of Annual Contribution (Pre-Tax):$2,000
-----------------------------------------------------------------------

            -----------------------------------------------------------
                            Tax Deferred Rates of Return
Years       -----------------------------------------------------------
              8.00%                   10.00%                   12.00%
            -----------------------------------------------------------
                                   Value at end
-----------------------------------------------------------------------
  5        $ 12,672                 $ 13,431                 $ 14,230
 10        $ 31,291                 $ 35,062                 $ 39,309
 15        $ 58,649                 $ 69,899                 $ 83,507
 20        $ 98,846                 $126,005                 $161,397
 25        $157,909                 $216,364                 $298,668
 30        $244,692                 $361,887                 $540,585
-----------------------------------------------------------------------
             Annual Contribution (After Tax): $1,440
            -----------------------------------------------------------
                              Fully Taxed Rates of Return
Years       -----------------------------------------------------------
              5.76%                    7.20%                    8.64%
            -----------------------------------------------------------
                                    Value at End
-----------------------------------------------------------------------
  5        $  8,544                 $  8,913                 $  9,296
 10        $ 19,849                 $ 21,531                 $ 23,364
 15        $ 34,807                 $ 39,394                 $ 44,654
 20        $ 54,598                 $ 64,683                 $ 76,874
 25        $ 80,785                 $100,485                 $125,635
 30        $115,435                 $151,171                 $199,429
-----------------------------------------------------------------------
-----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
                        Comparison of Tax Deferred Investing
                              -- Deducting Taxes at End
                            (Assumed Tax Rate at End: 28%)
-----------------------------------------------------------------------
                        Amount of Annual Contribution: $2,000
-----------------------------------------------------------------------
                            Tax Deferred Rates of Return
            -----------------------------------------------------------
              8.00%                   10.00%                   12.00%
Years       -----------------------------------------------------------
                                    Value at End
-----------------------------------------------------------------------
  5        $ 11,924                 $ 12,470                 $ 13,046
 10        $ 28,130                 $ 30,485                 $ 33,903
 15        $ 50,627                 $ 58,728                 $ 68,525
 20        $ 82,369                 $101,924                 $127,406
 25        $127,694                 $169,782                 $229,041


                                          40



 30        $192,978                 $277,359                 $406,021
-----------------------------------------------------------------------
-----------------------------------------------------------------------

                                APPENDIX A -- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

    Aaa.    Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

    Aa.     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa.    Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba.     Bonds which are rated Ba are judged to have speculative elements;
their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa.     Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa.    Bonds which are rated Baa are considered as medium grade
obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba.     Bonds which are rated Ba are judges to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

    Caa.    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

    AAA.    Bonds rated AAA have the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

    AA.     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB.    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB AND B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

    AAA.    Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

    AA.     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

    A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

    BBB.    Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

    BB.     Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.


    B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

    CCC.    Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS.

    Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

    Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

    Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

    Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.


DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

    MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

    SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2.  Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

    Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

    Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      Federal Farm Credit Bank - 4.9%
               $     95,000              5.16%, 9/20/96 ............................  $     94,741
                    190,000              5.17%, 9/20/96 ............................       189,482
                     10,000              5.22%, 9/25/96 ............................         9,965
                    500,000              5.23%, 2/06/97 ............................       488,523
                    200,000              5.36%, 9/03/96 (1) ........................       200,000
                    135,000              5.50%, 5/01/97 ............................       134,832
                                                                                      ------------

                                      Total Federal Farm Credit Bank
                                         (cost--$1,117,543) ........................  $  1,117,543
                                                                                      ------------

                                      Federal Home Loan Bank - 10.6%
               $    275,000              5.16%, 9/17/96 ............................  $    274,370
                    650,000              5.28%, 1/07/97 ............................       637,797
                    525,000              5.36%, 5/16/97 ............................       504,911
                    500,000              5.41%, 3/14/97 ............................       500,000
                    500,000              5.925%, 6/13/97 ...........................       499,717
                                                                                      ------------

                                      Total Federal Home Loan Bank
                                         (cost--$2,416,795) ........................  $  2,416,795
                                                                                      ------------

                                      Federal Home Loan Mortgage Corporation - 57.6%
               $  1,700,000              5.20%, 9/16/96 ............................  $  1,696,317
                  2,035,000              5.20%, 9/20/96 ............................     2,029,415
                     95,000              5.21%, 9/12/96 ............................        94,849
                  2,045,000              5.21%, 9/20/96 ............................     2,039,377
                    210,000              5.22%, 9/20/96 ............................       209,421
                  2,030,000              5.25%, 9/09/96 ............................     2,027,632
                     70,000              5.27%, 9/13/96 ............................        69,879
                    115,000              5.27%, 9/16/96 ............................       114,747
                  2,500,000              5.30%, 9/12/96 ............................     2,495,951
                  2,430,000              5.30%, 9/23/96 ............................     2,422,130
                                                                                      ------------
                                      Total Federal Home Loan Mortgage Corporation
                                         (cost--$13,199,718) .......................  $ 13,199,718


                                                                                      ------------
                                      Federal National Mortgage Association - 19.0%
               $     75,000              5.20%, 9/03/96 ............................  $     74,978
                  2,890,000              5.22%, 9/12/96 ............................     2,885,391
                  1,385,000              5.31%, 9/27/96 ............................     1,379,689
                                                                                      ------------
                                      Total Federal National Mortgage Association
                                         (cost--$4,340,058) ........................  $  4,340,058
                                                                                      ------------
                                      U.S. Treasury Bill - 4.2%
               $  1,000,000              5.19%, 4/03/97
                                         (cost--$969,148) ..........................  $    969,148
                                                                                      ------------
                                      U.S. Treasury Note - 3.2%
               $    745,000              4.75%, 2/15/97
                                         (cost--$743,731) ..........................  $    743,731
                                                                                      ------------
          Total Investments
             (cost--$22,786,993) ........................................     99.5%   $ 22,786,993

          Other Assets in Excess of
             Other Liabilities ..........................................      0.5         119,307
                                                                           -------    ------------

          Total Net Assets ..............................................    100.0%   $ 22,906,300
                                                                           =======    ============

----------
(1) Represents a floating interest rate note subject to change on quarterly coupon dates, based on the current 90 day U.S. Treasury Bill rate plus 20 basis points. Rate shown reflects the rate in effect at 8/31/96.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INVESTMENT QUALITY BOND PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      U.S. TREASURY NOTES - 58.7%
               $  2,800,000              5.625%, 11/30/00 ..........................  $  2,691,052
                  4,900,000              6.125%, 9/30/00 ...........................     4,802,000

                  2,400,000              6.75%, 5/31/99 ............................     2,414,616
                                                                                      ------------

                                      Total U.S. Treasury Notes
                                         (cost--$10,036,599) .......................  $  9,907,668
                                                                                      ------------

                                      CORPORATE NOTES & BONDS - 38.3%
                                      Automotive - 3.8%
               $    225,000           Ford Motor Credit Corp.
                                         7.75%, 10/01/99 ...........................  $    229,903
                    400,000           General  Motors Acceptance Corp.
                                         7.75%, 1/15/99 ............................       407,356
                                                                                      ------------
                                                                                           637,259
                                                                                      ------------
                                      Banking - 3.4%
                    600,000           Nationsbank Corp.
                                         5.375%, 4/15/00 ...........................       565,908
                                                                                      ------------

                                      Chemicals - 3.4%
                    550,000           du Pont (E.I.) de Nemours & Co.
                                         8.50%, 2/15/03 ............................       574,590
                                                                                      ------------

                                      Computers - 2.3%
                    400,000           International Business Machines Corp.
                                         6.375%, 6/15/00 ...........................       392,524
                                                                                      ------------

                                      Drugs & Medical Products - 2.1%
                    350,000           American Home Products Corp.
                                         7.70%, 2/15/00 ............................       357,669
                                                                                      ------------

                                      Entertainment - 2.9%
                    500,000           The Walt Disney Co.
                                         6.375%, 3/30/01 ...........................       486,720
                                                                                      ------------

                                      Miscellaneous Financial Services - 10.5%
                    350,000           Associates Corp. of North America
                                         6.25%, 9/15/00 ............................       340,078
                                      Bear Stearns & Co.
                    250,000              5.75%, 2/15/01 ............................       235,700
                    350,000              7.625%, 9/15/99 ...........................       355,939
                    550,000           Dean Witter Discover & Co.
                                         6.75%, 8/15/00 ............................       543,867
                     50,000           Lehman Brothers, Inc.
                                         9.875%, 10/15/00 ..........................        53,971
                    250,000           Morgan Stanley Group
                                         5.75%, 2/15/01 ............................       236,388
                                                                                      ------------

                                                                                         1,765,943
                                                                                      ------------
                                      Oil/Gas - 1.6%
                    260,000           Amoco Canada Petroleum Co. Ltd.
                                         7.25%, 12/01/02 ...........................       259,979
                                                                                      ------------

                                      Resource Recovery - 4.4%
                    750,000           WMX Technologies, Inc.
                                         7.125%, 6/15/01 ...........................       749,220
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INVESTMENT QUALITY BOND PORTFOLIO (cont'd)

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      Utility - 3.9%
                   $700,000           Southern California Edison Co.
                                         5.875%, 1/15/01 ...........................  $    665,938
                                                                                      ------------

                                      Total Corporate Notes & Bonds
                                         (cost--$6,593,467) ........................  $  6,455,750
                                                                                      ------------

          Total Investments
             (cost--$16,630,066) ........................................     97.0%   $ 16,363,418

          Other Assets in Excess of
             Other Liabilities ..........................................      3.0         500,631
                                                                           -------    ------------

          Total Net Assets ..............................................    100.0%   $ 16,864,049
                                                                           =======    ============

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO


    Principal
     Amount                                                                                 Value
------------------                                                                    ------------------
                      MUNICIPAL NOTES & BONDS - 94.2%
                      CALIFORNIA - 10.0%
                      Education - 5.3%
         $ 50,000     California State Public Works Board Lease Revenue
                         California State University Projects
                         6.00%, 9/01/15 .............................................           $ 49,442
          200,000     Lafayette, California Elementary School District
                         5.90%, 5/15/18 .............................................            199,980
                                                                                       -----------------
                                                                                                 249,422
                                                                                       -----------------
                      Power/Utility - 3.1%
          150,000     Southern California Public Power Authority
                         Power Project Revenue (Series A)
                         5.50%, 7/01/12 (AMBAC insured) .............................            147,192
                                                                                       -----------------
                      Water/Sewer - 1.6%
           75,000     San Francisco, California City & County Public Utilities
                         Community Water Revenue (Series A)
                         6.00%, 11/01/15 ............................................             74,152
                                                                                       -----------------
                                                                                                 470,766
                                                                                       -----------------
                      COLORADO - 3.2%
                      Health/Hospital
          150,000     Denver, Colorado City & County Revenue
                         Childrens Hospital Association Project
                         6.00%, 10/01/15 ............................................            149,991
                                                                                       -----------------
                      CONNECTICUT - 0.4%
                      Housing
           20,000     Connecticut State Housing Finance Authority
                         Housing Mortgage Financing Program (Series B)
                         6.50%, 5/15/18 .............................................             20,563
                                                                                       -----------------
                      FLORIDA - 4.9%
                      Education - 0.7%
           35,000     Dade County, Florida School Board
                         Certificates of Participation (Series A)
                         5.75%, 5/01/12 (MBIA insured) ..............................             34,783

                                                                                       -----------------
                      General Obligation - 2.2%
                      Florida State Board of Education Capital Outlay
           75,000        5.25%, 6/01/23 (Series D) ..................................             67,730
           35,000        6.00%, 6/01/19 (Series A) ..................................             35,209
                                                                                       -----------------
                                                                                                 102,939
                                                                                       -----------------
                      Power/Utility - 0.5%
           25,000     Jacksonville, Florida Electric Authority Revenue
                         St. John's River Power
                         5.50%, 10/01/14 ............................................             24,138
                                                                                       -----------------
                      Sales Tax - 1.1%
           50,000     St. Petersburg, Florida Professional Sports Facilities
                         Sales Tax Revenue
                         5.60%, 10/01/15 (MBIA insured) .............................             48,908
                                                                                       -----------------
                      Turnpike/Toll - 0.4%
           20,000     Orlando & Orange County Expressway Authority
                         Florida Expressway Revenue (Series A)
                         5.00%, 7/01/17 (FGIC insured) ..............................             18,078
                                                                                       -----------------
                                                                                                 228,846
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      GEORGIA - 9.3%
                      Education - 4.7%
         $215,000     Jackson County, Georgia School District
                         6.00%, 7/01/14 (MBIA insured) ..............................           $218,492
                                                                                       -----------------
                      General Obligation - 4.6%
          200,000     Georgia State General Obligation Bonds (Series B)
                         6.25%, 4/01/07 .............................................            218,112
                                                                                       -----------------

                                                                                                 436,604
                                                                                       -----------------
                      IOWA - 1.2%
                      Water/Sewer
           50,000     West Des Moines, Iowa Water Revenue
                         6.80%, 12/01/13 (AMBAC insured) ............................             54,492
                                                                                       -----------------
                      KENTUCKY - 2.1%
                      Turnpike/Toll
          100,000     Kentucky State Turnpike Authority
                         Economic Development Road Revenue
                         5.625%, 7/01/15 (AMBAC insured) ............................             98,114
                                                                                       -----------------
                      LOUISIANA - 3.3%
                      General Obligation
          150,000     New Orleans, Louisiana General Obligation Bonds
                         6.125%, 10/01/16 ...........................................            153,215
                                                                                       -----------------
                      MARYLAND - 6.5%
                      Resource Recovery
          300,000     Maryland State Energy Financing Administration
                         Solid Waste Disposal Revenue Wheelabrator Water Projects
                         6.30%, 12/01/10 ............................................            305,610
                                                                                       -----------------
                      MASSACHUSETTS - 2.1%
                      General Obligation - 1.1%
           50,000     Lowell, Massachusetts General Obligation Bonds
                         6.05%, 4/01/11 .............................................             51,270
                                                                                       -----------------
                      Transportation - 1.0%
           50,000     Massachusetts Bay Transportation Authority
                         General Transportation System (Series B)
                         5.90%, 3/01/24 .............................................             49,198
                                                                                       -----------------
                                                                                                 100,468
                                                                                       -----------------
                      MICHIGAN - 2.5%
                      Pollution Control
          125,000     Michigan State Environmental Protection Program
                         5.40%, 11/01/19 ............................................            117,000
                                                                                       -----------------
                      MISSOURI - 1.0%
                      Housing
           45,000     Missouri State Housing Development Community
                         Single Family Mortgage Revenue
                         6.90%, 7/01/18 .............................................             47,072
                                                                                       -----------------
                      NEBRASKA - 0.8%
                      Power/Utility
           40,000     Omaha Public Power Distribution (Series C)
                         5.50%, 2/01/14 .............................................             39,338
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      NEVADA - 5.9%
                      General Obligation - 2.7%
         $ 50,000     Clark County, Nevada General Obligation Bonds (Series B)
                         6.00%, 6/01/16 (AMBAC insured) .............................           $ 53,006
           75,000     Nevada State General Obligation Bonds
                         Municipal Bond Bank (Series A)
                         5.50%, 11/01/20 ............................................             72,371
                                                                                       -----------------
                                                                                                 125,377
                                                                                       -----------------
                      Housing - 3.2%
          150,000     Nevada Housing Division
                         Single Family Program (Series A1)
                         6.15%, 4/01/17 .............................................            150,237
                                                                                       -----------------
                                                                                                 275,614
                                                                                       -----------------
                      NEW HAMPSHIRE - 0.6%
                      Turnpike/Toll
           30,000     New Hampshire State Turnpike Systems
                         6.00%, 4/01/13 .............................................             30,016
                                                                                       -----------------
                      NEW YORK - 17.9%
                      Education - 4.9%
                      New York State Dormitory Authority Revenue
           75,000        Albany Memorial Hospital
                         5.50%, 7/01/10 .............................................             71,978
          125,000        Consolidated City University System
                         5.75%, 7/01/09 .............................................            128,187
           30,000        Sarah Lawrence College
                         6.00%, 7/01/15 .............................................             30,355
                                                                                       -----------------
                                                                                                 230,520
                                                                                       -----------------
                      General Obligation - 5.1%
           20,000     New York City General Obligation Bonds (Series B)

                         7.00%, 10/01/19 ............................................             20,447
          200,000     New York State General Obligation Bonds (Series A)
                         6.50%, 7/15/06 .............................................            220,030
                                                                                       -----------------
                                                                                                 240,477
                                                                                       -----------------
                      Housing - 2.0%
                      New York State Mortgage Agency Revenue
           20,000        6.875%, 4/01/17 (Series A) .................................             20,419
           75,000        Homeowner Mortgage (Series 54)
                         6.10%, 10/01/15 ............................................             73,997
                                                                                       -----------------
                                                                                                  94,416
                                                                                       -----------------
                      Pollution Control - 0.8%
           40,000     New York State Environmental Facilities Corp.
                         Pollution Control Revenue
                         5.875%, 6/15/14 ............................................             40,040
                                                                                       -----------------
                      Sales Tax - 1.6%
           75,000     New York State Local Government Assistance Corp. (Series A)
                         6.00%, 4/01/16 .............................................             74,568
                                                                                       -----------------
                      Transportation - 2.2%
          100,000     Metropolitan Transit Authority
                         5.50%, 7/01/08 (FGIC insured) ..............................            101,470
                                                                                       -----------------
                      Water/Sewer - 1.3%
           65,000     New York City Municipal Water Finance Authority
                         Water and Sewer Systems Revenue (Series F)
                         5.50%, 6/15/15 (MBIA insured) ..............................             62,207
                                                                                       -----------------
                                                                                                 843,698
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------

                      OHIO - 1.2%
                      Health/Hospital
         $ 50,000     Lorain County, Ohio Hospital Revenue
                         7.75%, 11/01/13 (AMBAC insured) ............................           $ 58,738
                                                                                       -----------------
                      PENNSYLVANIA - 5.7%
                      Education - 3.1%
          150,000     Pennsylvania State Higher Educational Facilities Authority
                         Health Services Revenue University of Pennsylvania (Series B)
                         5.75%, 1/01/17 .............................................            147,690
                                                                                       -----------------
                      Tax Allocation - 1.6%
           75,000     Philadelphia, Pennsylvania Municipal Authority Revenue
                         5.625%, 11/15/14 (FGIC insured) ............................             72,913
                                                                                       -----------------
                      Water/Sewer - 1.0%
           50,000     Pittsburgh, Pennsylvania Water & Sewer Authority
                         Water & Sewer Systems Revenue (Series B)
                         5.60%, 9/01/15 .............................................             48,189
                                                                                       -----------------
                                                                                                 268,792
                                                                                       -----------------
                      PUERTO RICO - 1.4%
                      Power/Utility
           65,000     Puerto Rico Electric Power Authority
                         Power Revenue (Series X)
                         6.00%, 7/01/15 .............................................             64,487
                                                                                       -----------------
                      TENNESSEE - 2.1%
                      Airline/Airport
          100,000     Metro Nashville Airport Special Facilities (1)
                         3.70%, 10/01/12 ............................................            100,000
                                                                                       -----------------
                      TEXAS - 10.6%
                      Airline/Airport - 2.1%
          100,000     Lone Star Texas Airport Improvement Authority (1)
                         3.70%, 12/01/14 ............................................            100,000
                                                                                       -----------------
                      Education - 0.3%
           15,000     University of Texas Revenue Bonds (Series B)
                         6.75%, 8/15/13 .............................................             16,327
                                                                                       -----------------
                      General Obligation - 7.1%
           75,000     Houston, Texas General Obligation Bonds (Series C)
                         5.25%, 4/01/14 .............................................             70,486
           25,000     San Antonio, Texas General Obligation Bonds
                         6.625%, 8/01/14 ............................................             26,391
           35,000     Texas State General Obligation Bonds (Series D)
                         6.00%, 8/01/12 .............................................             35,832
          200,000     Texas State Tax & Revenue Anticipation Notes
                         4.75%, 8/29/97 .............................................            201,670
                                                                                       -----------------
                                                                                                 334,379
                                                                                       -----------------

                      Power/Utility - 1.1%
           50,000     Brazos River Authority Texas Revenue
                         Houston Light & Power Company
                         5.80%, 8/01/15 (MBIA insured) ..............................             49,432
                                                                                       -----------------
                                                                                                 500,138
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                       WASHINGTON - 1.0%
                       Power/Utility
         $ 35,000      Seattle, Washington Municipal Light & Power Revenue
                          5.75%, 8/01/11 (Series A) ..................................         $   35,042
           10,000      Washington State Public Power Supply Systems
                          Nuclear Project Revenue (Series B)
                          7.25%, 7/01/12 (FGIC insured) ..............................             10,934
                                                                                        -----------------
                                                                                                   45,976
                                                                                        -----------------
                       WYOMING - 0.5%
                       Housing
           25,000      Wyoming Community Development
                          Authority Housing Revenue (Series 1)
                          6.65%, 12/01/06 ............................................             25,895
                                                                                        -----------------
Total Investments
   (cost--$4,432,785)....................................................      94.2%           $4,435,433

Other Assets in Excess of
   Other Liabilities.....................................................       5.8               272,315
                                                                           -----------  -----------------
Total Net Assets.........................................................     100.0%           $4,707,748
                                                                           ===========  =================




----------
(1) Represents a variable rate demand note whose interest rate is subject to change daily and payable on demand. Rate shown reflects the rate in effect on 8/31/96.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION VALUE PORTFOLIO


    Principal
      Amount                                                                                Value
-----------------                                                                      -----------------
                      SHORT-TERM CORPORATE NOTES - 15.8%
                      Computers - 3.9%
         $713,000     International Business Machines Corp.
                         5.29%, 9/17/96 .............................................         $  711,324
                                                                                       -----------------
                      Miscellaneous Financial Services - 8.6%
          240,000     American Express Corp.
                         5.27%, 9/19/96 .............................................            239,367
          750,000     Beneficial Corp.
                         5.30%, 9/17/96 .............................................            748,233
          577,000     Ford Motor Credit Corp.
                         5.27%, 9/18/96 .............................................            575,564
                                                                                       -----------------
                                                                                               1,563,164
                                                                                       -----------------
                      Oil/Gas - 3.3%
                      Chevron Oil Finance Co.
          425,000        5.19%, 9/06/96 .............................................            424,694
          188,000        5.20%, 9/06/96 .............................................            187,864
                                                                                       -----------------
                                                                                                 612,558
                                                                                       -----------------
                      Total Short-Term Corporate Notes
                         (cost--$2,887,046)..........................................         $2,887,046
                                                                                       -----------------
     Shares
------------------
                      COMMON STOCKS - 82.9%
                      Aerospace - 6.0%
            6,500     Lockheed Martin Corp.  ........................................         $  546,812
           11,000     McDonnell Douglas Corp.  ......................................            551,375

                                                                                       -----------------
                                                                                               1,098,187
                                                                                       -----------------
                      Airlines - 2.7%
            6,000     AMR Corp.*.....................................................            492,000
                                                                                       -----------------
                      Automotive - 3.5%
           12,700     Varity Corp.*..................................................            638,175
                                                                                       -----------------
                      Banking - 6.8%
            6,300     Citicorp ......................................................            524,475
            2,866     Wells Fargo & Co.  ............................................            712,917
                                                                                       -----------------
                                                                                               1,237,392
                                                                                       -----------------
                      Chemicals - 3.1%
            3,700     du Pont (E.I.) de Nemours & Co.  ..............................            303,863
            1,980     Hercules, Inc.  ...............................................             98,505
            5,250     Monsanto Co.  .................................................            168,656
                                                                                       -----------------
                                                                                                 571,024
                                                                                       -----------------
                      Conglomerates - 3.5%
            2,900     General Electric Co.  .........................................            241,063
            8,000     Tenneco, Inc.  ................................................            398,000
                                                                                       -----------------
                                                                                                 639,063
                                                                                       -----------------
                      Drugs & Medical Products - 3.3%
           14,680     Becton, Dickinson & Co.  ......................................            600,045
                                                                                       -----------------
                      Electronics - 4.2%
            8,000     Adaptec, Inc.*.................................................            399,000
            8,080     Arrow Electronics, Inc.*.......................................            368,650
                                                                                       -----------------
                                                                                                 767,650
                                                                                       -----------------
                      Healthcare Services - 4.7%
            7,800     Columbia/HCA Healthcare Corp.  ................................            439,725
           19,800     Tenet Healthcare Corp.*........................................            415,800
                                                                                       -----------------
                                                                                                 855,525
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------


LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)


     Shares                                                                                  Value
------------------                                                                     -----------------
                      Insurance - 19.3%
           18,700     Ace Ltd.  .....................................................         $  871,887
           14,950     AFLAC, Inc.  ..................................................            513,906
            4,150     American International Group, Inc.  ...........................            394,250
           18,000     Everest  Re Holdings, Inc.  ...................................            438,750
           15,620     EXEL Ltd.  ....................................................            523,270
            1,200     General Re Corp.  .............................................            173,850
            4,180     Progressive Corp., Ohio .......................................            227,287
           13,000     RenaissanceRe Holdings Ltd.  ..................................            386,750
                                                                                       -----------------
                                                                                               3,529,950
                                                                                       -----------------
                      Machinery/Engineering - 2.9%
            7,800     Caterpillar, Inc.  ............................................            537,225
                                                                                       -----------------
                      Metals/Mining - 1.0%
            6,000     Freeport McMoRan, Copper & Gold, Inc. (Class B) ...............            176,250
                                                                                       -----------------
                      Miscellaneous Financial Services - 5.8%
           22,200     Countrywide Credit Industries, Inc.  ..........................            535,575
            5,850     Federal Home Loan Mortgage Corp.  .............................            516,994
                                                                                       -----------------
                                                                                               1,052,569
                                                                                       -----------------
                      Oil/Gas - 2.1%
            8,500     Triton Energy Ltd. * ..........................................            389,938
                                                                                       -----------------
                      Printing/Publishing - 2.6%
           14,500     R.R. Donnelley & Sons Co.  ....................................            473,063
                                                                                       -----------------
                      Railroad - 2.5%
            2,100     Norfolk Southern Corp.  .......................................            175,088
            4,000     Union Pacific Corp.  ..........................................            291,500
                                                                                       -----------------
                                                                                                 466,588
                                                                                       -----------------
                      Retail - 3.6%
           14,650     May Department Stores Co.  ....................................            666,575
                                                                                       -----------------
                      Telecommunications - 3.5%
            8,000     Sprint Corp.  .................................................            325,000
           21,000     Tele-Communications, Inc.*.....................................            312,375
                                                                                       -----------------
                                                                                                 637,375
                                                                                       -----------------

                      Textiles - 1.1%
           13,000     Shaw Industries, Inc.  ........................................            195,000
                                                                                       -----------------
                      Toys/Games/Hobby - 0.7%
            5,000     Mattel, Inc.  .................................................            131,875
                                                                                       -----------------
                      Total Common Stocks
                         (cost--$13,230,586) ........................................        $15,155,469
                                                                                       -----------------
Total Investments
   (cost--$16,117,632) .................................................       98.7%         $18,042,515
Other Assets in Excess of
   Other Liabilities ...................................................        1.3              231,944
                                                                           ----------- -----------------
Total Net Assets .......................................................      100.0%         $18,274,459
                                                                           =========== =================


----------
* Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION GROWTH PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      SHORT TERM CORPORATE NOTES - 6.5%
                                      Conglomerate - 3.0%
                 $1,000,000           General Electric Capital Corp.
                                         5.16%, 9/05/96 ............................  $  1,000,000
                                                                                      ------------
                                      Miscellaneous Financial Services - 3.5%
                    500,000           Federal National Mortgage Association
                                         5.26%, 9/12/96 ............................       499,196
                    700,000           Prudential Funding Corp.
                                         5.22%, 9/03/96 ............................       700,000
                                                                                      ------------
                                                                                         1,199,196
                                                                                      ------------
                                      Total Short-Term Corporate Notes
                                         (cost--$2,199,196) ........................  $  2,199,196

                                                                                      ------------
               Shares
          ------------------
                                      COMMON STOCKS - 92.6%
                                      Advertising - 2.2%
                     16,500           Interpublic Group of Companies, Inc. .........  $    746,625
                                                                                      ------------
                                      Banking - 6.4%
                      9,050           BankAmerica Corp. ............................       701,375
                     19,700           Norwest Corp. ................................       741,212
                      3,000           Wells Fargo & Co. ............................       746,250
                                                                                      ------------
                                                                                         2,188,837
                                                                                      ------------
                                      Building & Construction - 2.3%
                     12,000           Fluor Corp. ..................................       768,000
                                                                                      ------------
                                      Chemicals - 4.4%
                      9,500           du Pont (E.I) de Nemours & Co. ...............       780,188
                     12,500           Great Lakes Chemical Corp. ...................       718,750
                                                                                      ------------
                                                                                         1,498,938
                                                                                      ------------
                                      Computers - 2.3%
                     17,500           Hewlett - Packard Co. ........................       765,625
                                                                                      ------------

                                      Computer Services - 6.7%
                     20,280           Automatic Data Processing, Inc. ..............       844,155
                     14,000           Cisco Systems, Inc.* .........................       738,500
                      9,000           First Data Corp. .............................       702,000
                                                                                      ------------
                                                                                         2,284,655
                                                                                      ------------
                                      Computer Software - 4.0%
                      5,500           Microsoft Corp.* .............................       673,750
                     19,000           Oracle Systems Corp.* ........................       669,750
                                                                                      ------------
                                                                                         1,343,500
                                                                                      ------------
                                      Conglomerate - 2.2%
                      9,000           General Electric Co. .........................       748,125
                                                                                      ------------
                                      Cosmetics/Toiletries - 2.3%
                     12,000           Gillette Co. .................................       765,000
                                                                                      ------------
                                      Drugs & Medical Products - 10.7%
                     15,300           Abbott Laboratories ..........................       690,413
                     12,500           American Home Products Corp. .................       740,625
                     12,670           Amgen, Inc.* .................................       738,028
                     14,500           Johnson & Johnson ............................       714,125
                     11,500           Merck & Co., Inc. ............................       754,688
                                                                                      ------------
                                                                                         3,637,879

                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION GROWTH PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                      Electronics - 3.7%
                     20,000           Applied Materials, Inc.* ..................     $    485,000
                      9,620           Intel Corp. ...............................          767,796
                                                                                      ------------
                                                                                         1,252,796
                                                                                      ------------
                                      Entertainment - 2.1%
                     12,500           The Walt Disney Co. .......................          712,500
                                                                                      ------------
                                      Healthcare Services - 2.2%
                     19,000           United Healthcare Corp. ...................         733,875
                                                                                      ------------
                                      Household Products - 2.3%
                      9,500           Colgate-Palmolive Co. .....................          771,875
                                                                                      ------------
                                      Insurance - 2.2%
                      8,000           American International Group, Inc. ........          760,000
                                                                                      ------------
                                      Manufacturing - 4.3%
                     11,000           Illinois Tool Works, Inc. .................          760,375
                     16,800           Tyco International Ltd. ...................          709,800
                                                                                      ------------
                                                                                         1,470,175
                                                                                      ------------
                                      Metals/Mining - 2.3%
                     16,500           Nucor Corp. ...............................          771,375
                                                                                      ------------
                                      Miscellaneous Financial Services - 4.3%
                     14,500           Dean Witter Discover and Co. ..............          725,000
                     29,500           Schwab (Charles) Corp. ....................          737,500
                                                                                      ------------
                                                                                         1,462,500
                                                                                      ------------
                                      Oil/Gas - 2.2%
                      9,000           Schlumberger, Ltd. ........................          759,375
                                                                                      ------------

                                      Railroads - 2.2%
                     10,500           Union Pacific Corp. .......................          765,187
                                                                                      ------------
                                      Retail - 6.5%
                     22,600           Circuit City Stores, Inc. .................          711,900
                     14,000           Home Depot, Inc. ..........................          743,750
                     28,600           Wal-Mart Stores, Inc. .....................          757,900
                                                                                      ------------
                                                                                         2,213,550
                                                                                      ------------
                                      Telecommunications - 8.4%
                     23,000           General Instrument Corp.* .................          629,625
                     21,000           Lucent Technologies, Inc. .................          774,375
                     13,700           Motorola, Inc. ............................          731,237
                     11,500           Tellabs, Inc.* ............................          728,813
                                                                                      ------------
                                                                                         2,864,050
                                                                                      ------------
                                      Tobacco/Beverages/Food Products - 4.2%
                     13,500           General Mills, Inc. .......................          742,500
                     24,000           PepsiCo, Inc. .............................          690,000
                                                                                      ------------
                                                                                         1,432,500
                                                                                      ------------
                                      Toys/Games/Hobby - 2.2%
                     28,000           Mattel, Inc. ..............................          738,500
                                                                                      ------------
                                      Total Common Stocks
                                      (cost--$29,012,984) .......................     $ 31,455,442
                                                                                      ------------
          Total Investments
             (cost--$31,212,180) ........................................     99.1%   $ 33,654,638

          Other Assets in Excess of
             Other Liabilities ..........................................      0.9         307,558
                                                                           -------    ------------
          Total Net Assets ..............................................    100.0%   $ 33,962,196
                                                                           =======    ============

----------
* Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO



    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      SHORT-TERM CORPORATE NOTE - 3.1%
                      Telecommunications
         $680,000     A T & T Corp.
                         5.35%, 9/03/96
                         (cost -- $679,798) .........................................         $  679,798
                                                                                       -----------------
     Shares
------------------
                      COMMON STOCKS - 96.2%
                      Airlines - 2.7%
           24,500     Comair Holdings, Inc.  ........................................         $  588,000
                                                                                       -----------------
                      Building & Construction - 3.3%
           18,000     Cavalier Homes, Inc.  .........................................            346,500
           30,000     Southern Energy Homes, Inc. * .................................            390,000
                                                                                       -----------------
                                                                                                 736,500
                                                                                       -----------------
                      Commercial Services - 10.6%
           10,500     COREStaff, Inc. *  ............................................            441,000
           13,300     Data Processing Resources Corp. *  ............................            246,050
           14,500     F.Y.I., Inc.*  ................................................            282,750
           16,500     RemedyTemp, Inc. *  ...........................................            309,375
           15,000     RTW, Inc. * ...................................................            423,750
           13,400     TeleSpectrum Worldwide, Inc. *  ...............................            236,175
           21,000     Youth Services, Inc. *  .......................................            406,875
                                                                                       -----------------
                                                                                               2,345,975
                                                                                       -----------------
                      Computer Services - 1.4%
           14,000     Transition Systems, Inc. *  ...................................            316,750
                                                                                       -----------------
                      Computer Software - 7.2%
           12,000     CBT Group Plc. Sponsored ADR *  ...............................            537,000
           11,000     Electronics for Imaging, Inc. *  ..............................            695,750
            8,000     Remedy Corp. * ................................................            364,000
                                                                                       -----------------
                                                                                               1,596,750
                                                                                       -----------------
                      Correctional Facilities - 1.5%
           14,000     Wackenhut Corrections Corp. *  ................................            341,250
                                                                                       -----------------
                      Drugs & Medical Products - 5.4%
            7,050     Gelman Sciences, Inc. * .......................................            204,450
           26,500     Meridian Diagnostics, Inc.   ..................................            374,313
           26,000     Respironics, Inc. * ...........................................            611,000
                                                                                       -----------------
                                                                                               1,189,763
                                                                                       -----------------
                      Electronics - 8.0%

           29,500     Methode Electronics, Inc. - Class A ...........................            560,500
           15,500     Perceptron, Inc. * ............................................            503,750
           21,500     SDL, Inc. * ...................................................            413,875
           19,500     Special Devices, Inc. * .......................................            297,375
                                                                                       -----------------
                                                                                               1,775,500
                                                                                       -----------------
                      Entertainment - 1.9%
           11,500     Regal Cinemas, Inc. *  ........................................            428,375
                                                                                       -----------------
                      Food Services - 2.6%
           17,000     Lone Star Steakhouse & Saloon  * ..............................            563,125
                                                                                       -----------------
                      Healthcare Services - 6.3%
           12,050     Alternative Living Services, Inc. *  ..........................            182,256
           22,000     Omnicare, Inc.  ...............................................            539,000
           11,100     Orthodontic Centers of America, Inc. *  .......................            419,025
            9,500     Sunrise Assisted Living, Inc. *  ..............................            251,750
                                                                                       -----------------
                                                                                               1,392,031
                                                                                       -----------------
                      Insurance - 2.4%
           13,500     United Dental Care, Inc. * ....................................            523,125
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO (cont'd)


     Shares                                                                                  Value
------------------                                                                     -----------------
                      Leasing - 1.2%
           12,000     Alrenco, Inc. *  ..............................................         $  270,000
                                                                                       -----------------
                      Lodging - 5.0%
           34,000     La Quinta Inns, Inc.  .........................................            650,250
           19,500     Suburban Lodges of America, Inc. *  ...........................            458,250
                                                                                       -----------------
                                                                                               1,108,500
                                                                                       -----------------
                      Manufacturing - 3.6%
           15,500     Advanced Lighting Technologies, Inc. *  .......................            271,250

           18,600     Chicago Miniature Lamp, Inc. *  ...............................            520,800
                                                                                       -----------------
                                                                                                 792,050
                                                                                       -----------------
                      Miscellaneous Financial Services - 1.4%
           27,000     Jayhawk Acceptance Corp. * ....................................            300,375
                                                                                       -----------------
                      Oil/Gas - 1.9%
           11,000     Carbo Ceramics, Inc.  .........................................            206,250
           14,500     Drilex International, Inc. *  .................................            203,000
                                                                                       -----------------
                                                                                                 409,250
                                                                                       -----------------
                      Printing & Publishing - 2.9%
            9,500     Scholastic Corp. * ............................................            643,625
                                                                                       -----------------
                      Retail - 8.5%
            9,300     Barnett, Inc. *  ..............................................            225,525
            9,800     CompUSA, Inc. * ...............................................            393,225
           14,000     Dollar Tree Stores, Inc. * ....................................            448,000
           14,500     Gadzooks, Inc. * ..............................................            551,000
           11,000     Marks Brothers Jewelers, Inc. *  ..............................            264,000
                                                                                       -----------------
                                                                                               1,881,750
                                                                                       -----------------
                      Telecommunications - 11.3%
            3,900     Century Telephone Enterprises .................................            132,112
           14,500     Davox Corp. *  ................................................            493,000
           23,600     Harmonic Lightwaves, Inc. * ...................................            472,000
            2,600     Periphonics Corp. *  ..........................................            104,650
           13,000     PictureTel Corp. * ............................................            427,375
           13,500     Teltrend, Inc. * ..............................................            632,813
           19,150     TresCom International, Inc. * .................................            225,012
                                                                                       -----------------
                                                                                               2,486,962
                                                                                       -----------------
                      Toys/Games/Hobby - 1.7%
           14,200     Galoob (Lewis) Toys, Inc. * ...................................            372,750
                                                                                       -----------------
                      Transportation - 2.7%
           17,000     Rural/Metro Corp. * ...........................................            586,500
                                                                                       -----------------
                      Other - 2.7%
           17,500     Stewart Enterprises, Inc.  ....................................            595,000
                                                                                       -----------------
                      Total Common Stocks
                         (cost--$17,250,419) ........................................        $21,243,906
                                                                                       -----------------
Total Investments
   (cost--$17,930,217) ..................................................      99.3%         $21,923,704

Other Assets in Excess of
   Other Liabilities ....................................................       0.7              147,672
                                                                           ----------- -----------------

Total Net Assets ........................................................     100.0%         $22,071,376
                                                                           =========== =================



----------
*  Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

               Shares                                                                    Value
          ------------------                                                          ------------
                                      COMMON STOCKS - 90.1%
                                      ARGENTINA - 2.5%
                                      Conglomerate - 1.3%
                      7,700           Perez Companc S.A. Sponsored ADR .............  $     87,434
                                                                                      ------------
                                      Telecommunications - 1.2%
                      3,500           Telefonica de Argentina S.A.
                                         Sponsored ADR .............................        83,562
                                                                                      ------------
                                                                                           170,996
                                                                                      ------------
                                      BRAZIL - 1.1%
                                      Utilities
                      2,500           Cemig S.A. Sponsored ADR .....................        75,258
                                                                                      ------------
                                      CHILE - 1.8%
                                      Utilities
                      5,500           Chilgener S.A. Sponsored ADR .................       127,875
                                                                                      ------------
                                      FRANCE - 8.3%
                                      Automotive  - 1.7%
                      4,000           Peugeot Citroen S.A. Sponsored ADR ...........       114,712
                                                                                      ------------
                                      Chemicals - 2.3%
                      6,136           Rhone-Poulenc S.A. Sponsored ADR .............       161,837
                                                                                      ------------
                                      Electronics - 2.4%
                      4,000           SGS-Thomson Microelectronics N.V. * ..........       163,500
                                                                                      ------------
                                      Oil/Gas - 1.9%

                      3,500           Elf Aquitane S.A. Sponsored ADR ..............       127,750
                                                                                      ------------
                                                                                           567,799
                                                                                      ------------
                                      GERMANY - 4.6%
                                      Banking - 1.4%
                      2,000           Deutsche Bank AG Sponsored ADR ...............        98,917
                                                                                      ------------
                                      Chemicals - 1.6%
                      3,000           Hoechst AG ADR ...............................       106,500
                                                                                      ------------
                                      Machinery/Engineering - 1.6%
                        300           Mannesmann AG Sponsored ADR ..................       108,404
                                                                                      ------------
                                                                                           313,821
                                                                                      ------------
                                      HONG KONG - 2.3%
                                      Real Estate
                      5,100           Hong Kong Land Holdings, Ltd.
                                         Sponsored ADR .............................        57,885
                     10,000           Sun Hung Kai Properties Ltd.
                                         Sponsored ADR .............................        97,636
                                                                                      ------------
                                                                                           155,521
                                                                                      ------------
                                      INDIA - 2.9%
                                      Textiles - 1.0%
                        750           Century Textiles and Industries Ltd.
                                         Sponsored GDR .............................        69,750
                                                                                      ------------
                                      Utilities - 1.9%
                      6,650           BSES Ltd. GDR ................................       128,013
                                                                                      ------------
                                                                                           197,763
                                                                                      ------------
                                      ITALY - 3.4%
                                      Drugs & Medical Products - 1.5%
                      5,700           De Rigo SpA Sponsored ADR * ..................        99,038
                                                                                      ------------
                                      Oil/Gas - 1.9%
                      3,000           ENI SpA Sponsored ADR ........................       132,750
                                                                                      ------------
                                                                                           231,788
                                                                                      ------------
                                      JAPAN - 34.8%
                                      Automotive - 2.0%
                      2,800           Toyota Motor Corp. ADR .......................       134,750
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                         JAPAN (cont'd)
                                         Banking - 6.6%
                      7,000              Bank of Tokyo-Mitsubishi ADR ..............  $    144,375
                        900              Mitsubishi Trust & Banking Corp.
                                            Sponsored ADR ..........................       135,083
                        930              Sumitomo Bank Ltd. Japan ADR ..............       170,414
                                                                                      ------------
                                                                                           449,872
                                                                                      ------------
                                         Building & Construction - 1.7%
                      1,800              Taisei Corp. ADR ..........................       114,199
                                                                                      ------------
                                         Chemicals - 1.9%
                      2,000              Asahi Chemical Industry Co. Ltd. ADR ......       134,438
                                                                                      ------------
                                         Conglomerate - 1.9%
                      6,000              Mitsubishi Corp. Sponsored ADR ............       133,700
                                                                                      ------------
                                         Drugs & Medical Products - 1.9%
                      7,470              Eisai Co. Ltd. Sponsored ADR ..............       129,315
                                                                                      ------------
                                         Electronics - 8.0%
                      1,300              Hitachi Ltd. Sponsored ADR ................       119,275
                        900              Kyocera Corp. Sponsored ADR ...............       122,400
                        850              Sharp Corp. ADR ...........................       134,622
                      2,700              Sony Corp. Sponsored ADR ..................       170,775
                                                                                      ------------
                                                                                           547,072
                                                                                      ------------
                                         Manufacturing - 1.5%
                        650              Bridgestone Corp. ADR .....................       106,538
                                                                                      ------------
                                         Metals/Mining - 2.3%
                      4,650              Kawasaki Steel Corp. Sponsored ADR ........       156,284
                                                                                      ------------
                                         Miscellaneous Financial Services - 1.5%
                        600              Nomura Securities Co. Ltd. ADR ............       104,420
                                                                                      ------------
                                         Photography - 1.7%
                      1,300              Canon, Inc. Sponsored ADR .................       120,412
                                                                                      ------------

                                         Real Estate - 1.8%
                      1,000              Mitsubishi Estate Co. Ltd. ADR ............       122,468
                                                                                      ------------
                                         Retail - 2.0%
                        640              Ito-Yokado Co. Ltd. Sponsored ADR .........       134,720
                                                                                      ------------
                                                                                         2,388,188
                                                                                      ------------
                                         MALAYSIA - 1.4%
                                         Entertainment
                     13,000              Genting Berhad ADR ........................        95,917
                                                                                      ------------
                                         NETHERLANDS - 2.1%
                                         Printing/Publishing
                      8,200              VNU - Ver Ned Bezit Sponsored ADR .........       142,555
                                                                                      ------------
                                         PHILIPPINES - 2.2%
                                         Telecommunications
                      2,500              Philippine Long Distance Telephone Co.
                                            Sponsored ADR ..........................       149,687
                                                                                      ------------
                                         SOUTH KOREA - 1.4%
                                         Telecommunications
                      6,000              Korea Mobile Telecommunications ADR * .....        96,000
                                                                                      ------------
                                         SWEDEN - 4.0%
                                         Machinery/Engineering - 1.8%
                      5,500              Sandvik AB Sponsored ADR ..................       125,542
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                      SWEDEN (cont'd)
                                      Telecommunications - 2.2%
                      6,500           Telefonaktiebolaget LM Ericsson
                                         Sponsored ADR .............................  $    149,906
                                                                                      ------------
                                                                                           275,448

                                                                                      ------------
                                      SWITZERLAND - 2.3%
                                      Drugs & Medical Products
                      2,500           Ciba-Geigy AG Sponsored ADR ..................       158,125
                                                                                      ------------
                                      THAILAND - 1.1%
                                      Telecommunications
                      6,000           Advanced Info Services PCL Sponsored ADR .....        78,719
                                                                                      ------------
                                      UNITED KINGDOM - 12.3%
                                      Airports - 1.1%
                     10,000           BAA Plc. Sponsored ADR .......................        75,179
                                                                                      ------------
                                      Banking - 2.5%
                      1,200           Barclays Plc. Sponsored ADR ..................        69,000
                        600           HSBC Holdings Plc. Sponsored ADR .............       103,585
                                                                                      ------------
                                                                                           172,585
                                                                                      ------------
                                      Building & Construction - 1.1%
                     11,000           Redland Plc. Sponsored ADR ...................        78,375
                                                                                      ------------
                                      Conglomerate - 0.4%
                      1,820           Rank Group Plc. Sponsored ADR ................        26,390
                                                                                      ------------
                                      Drugs & Medical Products - 2.4%
                      3,000           Glaxo Wellcome Plc. Sponsored ADR ............        85,500
                      5,000           Medeva Plc. Sponsored ADR ....................        76,875
                                                                                      ------------
                                                                                           162,375
                                                                                      ------------
                                      Manufacturing - 0.8%
                      3,200           Tomkins Plc. Sponsored ADR ...................        52,000
                                                                                      ------------
                                      Media/Broadcasting - 1.1%
                      2,000           Carlton Communications Plc. Sponsored ADR ....        76,687
                                                                                      ------------
                                      Oil/Gas - 1.3%
                      1,000           Shell Transport & Trading Co. ADR ............        87,500
                                                                                      ------------
                                      Tobacco/Beverages/Food Products - 1.6%
                      2,700           Bass Plc. Sponsored ADR ......................        71,212
                      3,000           BAT Industries Plc. Sponsored ADR ............        39,750
                                                                                      ------------
                                                                                           110,962
                                                                                      ------------
                                                                                           842,053
                                                                                      ------------
                                      UNITED STATES - 1.6%
                                      Other
                      8,000           Foreign Fund, Inc.
                                         (WEBS - Malaysian Index Series) ...........       112,000
                                                                                      ------------
                                      Total Common Stocks

                                         (cost--$6,210,114) ........................  $  6,179,513
                                                                                      ------------
              Contracts
          ------------------
                                      PURCHASED PUT OPTION ON FOREIGN
                                      CURRENCY - 0.7%
                         98           Philadelphia Stock Exchange Japanese Yen Put
                                         expiring Dec. '96 @ $91.00
                                         (cost--$61,585) ...........................  $     44,713
                                                                                      ------------
          Total Investments
             (cost--$6,271,699) .........................................     90.8%   $  6,224,226

          Other Assets in Excess of
             Other Liabilities ..........................................      9.2         632,712
                                                                           -------    ------------
          Total Net Assets ..............................................    100.0%   $  6,856,938
                                                                           =======    ============

----------
* Non-income producing security.

                 See accompanying notes to financial statements.

August 31, 1996
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                               -----------    -----------    ----------    -----------
                                                   U.S.                                       Large
                                                Government     Investment     Municipal   Capitalization
                                               Money Market   Quality Bond      Bond          Value
                                                Portfolio      Portfolio      Portfolio     Portfolio
                                               -----------    -----------    ----------    -----------
Assets
  Investments, at value (cost--$22,786,993;
    $16,630,066; $4,432,785; $16,117,632;
    $31,212,180; $17,930,217 and
    $6,271,699, respectively) ..............   $22,786,993    $16,363,418    $4,435,433    $18,042,515
  Cash .....................................         2,264        104,685       152,738         82,489
  Receivable for shares of beneficial
    interest sold ..........................       103,659         96,525        31,243        145,350
  Deferred organization expenses ...........        38,246         38,246        38,246         38,246
  Interest receivable ......................        26,119        300,269        68,927           --
  Receivable from manager ..................          --             --           3,900           --
  Dividends receivable .....................          --             --            --           21,955

  Receivable for investments sold ..........          --             --            --             --
  Prepaid expenses and other assets ........           660            607           403            663
                                               -----------    -----------    ----------    -----------
     Total Assets ..........................    22,957,941     16,903,750     4,730,890     18,331,218
                                               -----------    -----------    ----------    -----------

Liabilities
  Payable to manager .......................        10,678          8,835          --            9,064
  Administration fee payable ...............         3,557          3,557         3,557          3,557
  Payable for shares of beneficial
    interest redeemed ......................         2,509             65          --           14,120
  Dividends payable ........................          --             --           1,244           --
  Payable for investments purchased ........          --             --            --             --
  Other payables and accrued expenses ......        34,897         27,244        18,341         30,018
                                               -----------    -----------    ----------    -----------
       Total Liabilities ...................        51,641         39,701        23,142         56,759
                                               -----------    -----------    ----------    -----------

Net Assets
  Shares of beneficial interest at par value        22,906          1,702           471          1,265
  Paid-in-surplus ..........................    22,883,426     17,114,514     4,716,454     15,948,727
  Accumulated undistributed net investment
    income (loss) ..........................          --             --            --           81,988
  Accumulated net realized gain (loss)
    on investments .........................           (32)        (6,296)      (11,825)       317,596
  Accumulated net realized gain on foreign
    currency transactions ..................          --           20,777          --             --
  Net unrealized appreciation (depreciation)
    on investments .........................          --         (266,648)        2,648      1,924,883
                                               -----------    -----------    ----------    -----------
       Total Net Assets ....................   $22,906,300    $16,864,049    $4,707,748    $18,274,459
                                               ===========    ===========    ==========    ===========

   Shares of beneficial interest outstanding    22,906,332      1,701,884       470,817      1,264,513
                                               -----------    -----------    ----------    -----------
   Net asset value and offering
     price per share .......................   $      1.00    $      9.91    $    10.00    $     14.45
                                               ===========    ===========    ==========    ===========



                                                -----------      -----------      ----------
                                                   Large
                                                Capitalization      Small       International
                                                  Growth       Capitalization       Equity
                                                 Portfolio        Portfolio       Portfolio
                                                -----------      -----------      ----------
Assets
  Investments, at value (cost--$22,786,993;
    $16,630,066; $4,432,785; $16,117,632;
    $31,212,180; $17,930,217 and
    $6,271,699, respectively) ..............    $33,654,638      $21,923,704      $6,224,226
  Cash .....................................        456,866            2,686         587,964

  Receivable for shares of beneficial
    interest sold ..........................        192,852           44,509          22,819
  Deferred organization expenses ...........         38,246           38,246          38,246
  Interest receivable ......................          3,057             --              --
  Receivable from manager ..................           --               --              --
  Dividends receivable .....................         32,365              925          10,646
  Receivable for investments sold ..........           --            237,471            --
  Prepaid expenses and other assets ........            826              768           2,835
                                                -----------      -----------      ----------
     Total Assets ..........................     34,378,850       22,248,309       6,886,736
                                                -----------      -----------      ----------

Liabilities
  Payable to manager .......................         18,667           11,856             178
  Administration fee payable ...............          3,557            3,557           3,557
  Payable for shares of beneficial
    interest redeemed ......................          7,675            9,637           1,949
  Dividends payable ........................           --               --              --
  Payable for investments purchased ........        343,584          119,283            --
  Other payables and accrued expenses ......         43,171           32,600          24,114
                                                -----------      -----------      ----------
       Total Liabilities ...................        416,654          176,933          29,798
                                                -----------      -----------      ----------

Net Assets
  Shares of beneficial interest at par value          2,581            1,626             715
  Paid-in-surplus ..........................     32,506,732       17,785,924       6,840,435
  Accumulated undistributed net investment
    income (loss) ..........................        (31,012)        (151,486)         11,612
  Accumulated net realized gain (loss)
    on investments .........................       (958,563)         441,825         (13,965)
  Accumulated net realized gain on foreign
    currency transactions ..................           --               --            65,614
  Net unrealized appreciation (depreciation)
    on investments .........................      2,442,458        3,993,487         (47,473)
                                                -----------      -----------      ----------
       Total Net Assets ....................    $33,962,196      $22,071,376      $6,856,938
                                                ===========      ===========      ==========

   Shares of beneficial interest outstanding      2,581,231        1,625,699         714,966
                                                -----------      -----------      ----------
   Net asset value and offering
     price per share .......................    $     13.16      $     13.58      $     9.59
                                                ===========      ===========      ==========


See accompanying notes to financial statements.

Year Ended August 31, 1996

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                  ------------    ------------    ---------  -------------------
                                                      U.S.                                         Large
                                                   Government      Investment     Municipal    Capitalization
                                                  Money Market    Quality Bond       Bond          Value
                                                   Portfolio       Portfolio      Portfolio      Portfolio
                                                  ------------    ------------    ---------  -------------------
Investment Income
  Dividends ....................................        --              --             --          $144,879 (1)
  Interest .....................................     $797,041        $654,570       $159,494        114,247
                                                     --------        --------       --------        -------
    Total investment income ....................      797,041         654,570        159,494        259,126
                                                     --------        --------       --------        -------

Operating Expenses
  Management fees (note 2a) ....................       69,728          59,739         16,872         75,690
  Administration fees (note 2c) ................       42,000          42,000         42,000         42,000
  Transfer and dividend disbursing agent fees ..       54,496          37,322         10,810         43,883
  Custodian fees (note 2a) .....................       45,875          44,832         53,928         47,613
  Registration fees ............................       20,085          18,435         14,598         17,249
  Amortization of deferred organization
    expenses (note 1c) .........................       12,784          12,784         12,784         12,784
  Auditing fees ................................        7,300           7,300          8,200          7,300
  Reports and notices to shareholders ..........        6,169           4,758          1,681          5,021
  Legal fees ...................................        1,653           1,295            710          1,368
  Trustees' fees ...............................        --              --             --             --
  Miscellaneous ................................        1,970           1,921          1,700          1,975
                                                     --------        --------       --------        -------
    Total operating expenses ...................      262,060         230,386        163,283        254,883
      Less: Management fees waived and/or
              expenses assumed (note 2a) .......      (96,550)        (88,339)      (125,675)      (106,240)
            Expense offset
              arrangement (note 2a) ............         (364)        (13,512)        (1,774)        (2,125)
                                                     --------        --------       --------        -------
      Net operating expenses ...................      165,146         128,535         35,834        146,518
                                                     --------        --------       --------        -------

        Net investment income (loss) ...........      631,895         526,035        123,660        112,608
                                                     --------        --------       --------        -------

Realized and Unrealized
Gain(Loss) on Investments-Net
  Net realized gain (loss) on securities .......          (32)          1,585         (7,549)       317,589
  Net realized gain on foreign currency
    transactions ...............................        --             20,777          --             --
                                                     --------        --------       --------        -------
      Net realized gain (loss) on investments ..          (32)         22,362         (7,549)       317,589.

  Net change in unrealized appreciation

    (depreciation) on investments ..............        --           (313,450)       (20,197)     1,390,237
                                                     --------        --------       --------        -------

    Net realized gain (loss) and change in
       unrealized appreciation (depreciation)
       on investments ..........................          (32)       (291,088)       (27,746)     1,707,826
                                                     --------        --------       --------        -------

  Net increase in net assets resulting from
    operations .................................     $631,863        $234,947        $95,914     $1,820,434
                                                     ========        ========        =======     ==========

                                                     ---------------- -------------------- -----------------
                                                           Large
                                                       Capitalization        Small            International
                                                           Growth       Capitalization           Equity
                                                         Portfolio         Portfolio            Portfolio
                                                     ---------------- -------------------- -----------------
Investment Income
  Dividends ....................................           $205,211               $24,143         $79,529 (1)
  Interest .....................................             39,115                51,448         --
                                                          ---------             ---------         -------
    Total investment income ....................            244,326                75,591          79,529
                                                          ---------             ---------         -------

Operating Expenses
  Management fees (note 2a) ....................            149,335               118,415          37,644
  Administration fees (note 2c) ................             42,000                42,000          42,000
  Transfer and dividend disbursing agent fees ..             74,410                61,514          23,162
  Custodian fees (note 2a) .....................             54,219                64,488          49,436
  Registration fees ............................             22,607                15,317          15,417
  Amortization of deferred organization
    expenses (note 1c) .........................             12,784                12,784          12,784
  Auditing fees ................................              7,300                 7,300          11,100
  Reports and notices to shareholders ..........              9,362                 7,744           2,465
  Legal fees ...................................              2,175                 1,632             830
  Trustees' fees ...............................              4,425               --              --
  Miscellaneous ................................              4,728                 3,096           1,383
                                                          ---------             ---------         -------
    Total operating expenses ...................            383,345               334,290         196,221
      Less: Management fees waived and/or
              expenses assumed (note 2a) .......            (75,686)             (106,549)       (113,174)
            Expense offset
              arrangement (note 2a) ............            (32,338)                 (685)        (15,136)
                                                          ---------             ---------         -------
      Net operating expenses ...................            275,321               227,056          67,911
                                                          ---------             ---------         -------

        Net investment income (loss) ...........            (30,995)             (151,465)         11,618
                                                          ---------             ---------         -------

Realized and Unrealized

Gain(Loss) on Investments-Net
  Net realized gain (loss) on securities .......           (958,517)              442,165          52,023
  Net realized gain on foreign currency
    transactions ...............................              --                    --             65,614
                                                          ---------             ---------         -------
      Net realized gain (loss) on investments ..           (958,517)              442,165         117,637

  Net change in unrealized appreciation
    (depreciation) on investments ..............          1,243,929             1,684,758         (50,666)
                                                          ---------             ---------         -------

    Net realized gain (loss) and change in
       unrealized appreciation (depreciation)
       on investments ..........................            285,412             2,126,923          66,971
                                                          ---------             ---------         -------

  Net increase in net assets resulting from
    operations .................................           $254,417             $1,975,458        $78,589
                                                          =========             =========         =======



(1) Net of foreign withholding taxes of $143 and $13,462 for Large Capitalization Value and International Equity, respectively.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       --------------------------------        --------------------------------
                                                         U.S. Government Money Market               Investment Quality Bond
                                                                  Portfolio                               Portfolio
                                                       --------------------------------        --------------------------------

                                                                        September 2, 1994(1)                    September 2, 1994(1)
                                                        Year Ended             to               Year Ended               to
                                                      August 31, 1996     August 31, 1995      August 31, 1996     August 31, 1995
                                                       ------------        ------------        ------------        ------------
Operations
  Net investment income (loss) .................       $    631,895        $    101,762        $    526,035        $     91,743
  Net realized gain (loss) on investments ......                (32)                  1              22,362                (949)
  Net change in unrealized appreciation
     (depreciation) on investments .............               --                  --              (313,450)             46,802
                                                       ------------        ------------        ------------        ------------

    Net increase (decrease) in net assets
      resulting from operations ................            631,863             101,763             234,947             137,596
                                                       ------------        ------------        ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................           (631,896)           (101,762)           (526,035)            (91,743)
  Net realized gain ............................               --                  --                (6,932)               --
                                                       ------------        ------------        ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (631,896)           (101,762)           (532,967)            (91,743)
                                                       ------------        ------------        ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................         24,971,593           5,475,388          14,478,935           4,973,274
  Reinvestment of dividends and distributions ..            618,794             100,393             526,071              89,810
  Cost of shares redeemed ......................         (7,756,080)           (603,756)         (2,345,771)           (606,103)
                                                       ------------        ------------        ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......         17,834,307           4,972,025          12,659,235           4,456,981
                                                       ------------        ------------        ------------        ------------

        Total increase in net assets ...........         17,834,274           4,972,026          12,361,215           4,502,834


Net Assets
  Beginning of period ..........................          5,072,026             100,000           4,502,834                   0
                                                       ------------        ------------        ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 22,906,300        $  5,072,026        $ 16,864,049        $  4,502,834
                                                       ============        ============        ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................         24,971,593           5,475,388           1,435,999             499,131
  Issued from reinvestment of dividends ........
    and distributions ..........................            618,794             100,393              52,358               9,006
  Redeemed .....................................         (7,756,080)           (603,756)           (233,347)            (61,263)
                                                       ------------        ------------        ------------        ------------
    Net increase ...............................         17,834,307           4,972,025           1,255,010             446,874
                                                       ============        ============        ============        ============

                                                       --------------------------------
                                                                Municipal Bond
                                                                  Portfolio
                                                       --------------------------------
                                                                        September 2, 1994(1)
                                                        Year Ended              to
                                                      August 31, 1996      August 31, 1995

                                                       ------------        ------------
Operations
  Net investment income (loss) .................       $    123,660        $     26,104
  Net realized gain (loss) on investments ......             (7,549)             (4,276)
  Net change in unrealized appreciation
     (depreciation) on investments .............            (20,197)             22,845
                                                       ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ................             95,914              44,673
                                                       ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................           (123,660)            (26,104)
  Net realized gain ............................               --                  --
                                                       ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (123,660)            (26,104)
                                                       ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................          3,903,159           1,680,554
  Reinvestment of dividends and distributions ..            121,243              25,671
  Cost of shares redeemed ......................           (766,332)           (247,370)
                                                       ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......          3,258,070           1,458,855
                                                       ------------        ------------

        Total increase in net assets ...........          3,230,324           1,477,424


Net Assets
  Beginning of period ..........................          1,477,424                   0
                                                       ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $  4,707,748        $  1,477,424
                                                       ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            386,019             172,119
  Issued from reinvestment of dividends ........
    and distributions ..........................             12,042               2,624
  Redeemed .....................................            (76,024)            (25,963)
                                                       ------------        ------------
    Net increase ...............................            322,037             148,780
                                                       ============        ============

                                                       -------------------------------        --------------------------------
                                                         Large Capitalization Value              Large Capitalization Growth
                                                                 Portfolio                               Portfolio
                                                       -------------------------------        --------------------------------

                                                                        September 2, 1994(1)                   September 2, 1994(1)
                                                        Year Ended              to             Year Ended               to
                                                      August 31, 1996    August 31, 1995     August 31, 1996     August 31, 1995
                                                       ------------        -----------        ------------        ------------
Operations
  Net investment income (loss) .................       $    112,608        $    52,804        ($    30,995)       $     10,814
  Net realized gain (loss) on investments ......            317,589             85,960            (958,517)             30,050
  Net change in unrealized appreciation
     (depreciation) on investments .............          1,390,237            534,646           1,243,929           1,198,529
                                                       ------------        -----------        ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ................          1,820,434            673,410             254,417           1,239,393
                                                       ------------        -----------        ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................            (76,779)            (6,645)             (9,008)             (1,823)
  Net realized gain ............................            (85,953)              --               (30,096)               --
                                                       ------------        -----------        ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (162,732)            (6,645)            (39,104)             (1,823)
                                                       ------------        -----------        ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................         13,591,164          6,169,560          27,913,201          11,032,593
  Reinvestment of dividends and distributions ..            161,529              6,623              38,924               1,816
  Cost of shares redeemed ......................         (2,650,626)        (1,328,258)         (5,312,493)         (1,164,728)
                                                       ------------        -----------        ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......         11,102,067          4,847,925          22,639,632           9,869,681
                                                       ------------        -----------        ------------        ------------

        Total increase in net assets ...........         12,759,769          5,514,690          22,854,945          11,107,251


Net Assets

  Beginning of period ..........................          5,514,690                  0          11,107,251                   0
                                                       ------------        -----------        ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;

    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 18,274,459        $ 5,514,690        $ 33,962,196        $ 11,107,251
                                                       ============        ===========        ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            996,818            568,685           2,115,299             968,006
  Issued from reinvestment of dividends
    and distributions ..........................             12,415                669               2,926                 182
  Redeemed .....................................           (193,154)          (120,920)           (400,706)           (104,476)
                                                       ------------        -----------        ------------        ------------
    Net increase ...............................            816,079            448,434           1,717,519             863,712
                                                       ============        ===========        ============        ============


                                                       --------------------------------        ------------------------------
                                                              Small Capitalization                  International Equity
                                                                   Portfolio                              Portfolio
                                                       --------------------------------        ------------------------------
                                                                       September 2, 1994(1)                   September 2, 1994(1)
                                                         Year Ended            to              Year Ended              to
                                                      August 31, 1996    August 31, 1995     August 31, 1996    August 31, 1995
                                                       ------------        ------------        -----------        -----------
Operations
  Net investment income (loss) .................       ($   151,465)       $      4,428        $    11,618        $    15,086
  Net realized gain (loss) on investments ......            442,165             492,075            117,637            (44,732)
  Net change in unrealized appreciation
     (depreciation) on investments .............          1,684,758           2,308,729            (50,666)             3,193
                                                       ------------        ------------        -----------        -----------
    Net increase (decrease) in net assets
      resulting from operations ................          1,975,458           2,805,232             78,589            (26,453)
                                                       ------------        ------------        -----------        -----------


Dividends and Distributions to
Shareholders
  Net investment income ........................             (1,315)             (3,134)           (13,977)            (1,115)
  Net realized gain ............................           (492,415)               --              (21,256)              --
                                                       ------------        ------------        -----------        -----------
    Total dividends and distributions
      to shareholders ..........................           (493,730)             (3,134)           (35,233)            (1,115)
                                                       ------------        ------------        -----------        -----------


Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................          8,411,846          13,426,783          5,504,760          3,393,938
  Reinvestment of dividends and distributions ..            493,046               2,991             34,444              1,113
  Cost of shares redeemed ......................         (3,418,635)         (1,128,481)        (1,632,377)          (460,728)
                                                       ------------        ------------        -----------        -----------
    Net increase in net assets from share
      transactions of beneficial interest ......          5,486,257          12,301,293          3,906,827          2,934,323

                                                       ------------        ------------        -----------        -----------


        Total increase in net assets ...........          6,967,985          15,103,391          3,950,183          2,906,755




Net Assets


  Beginning of period ..........................         15,103,391                   0          2,906,755                  0
                                                       ------------        ------------        -----------        -----------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 22,071,376        $ 15,103,391        $ 6,856,938        $ 2,906,755
                                                       ============        ============        ===========        ===========


Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            654,637           1,300,430            567,890            361,971
  Issued from reinvestment of dividends
    and distributions ..........................             39,783                 308              3,577                118
  Redeemed .....................................           (265,931)           (103,528)          (168,151)           (50,439)
                                                       ------------        ------------        -----------        -----------
    Net increase ...............................            428,489           1,197,210            403,316            311,650
                                                       ============        ============        ===========        ===========



(1) Commencement of operations.



See accompanying notes to financial statements.

August 31, 1996

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Axe-Houghton Associates, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Ivory & Sime International, Inc.: International Equity. OpCap Advisors (the "Administrator") provides the Trust with administrative services. OCC Distributors (formerly Quest for Value Distributors) serves as the Trust's distributor. The Manager, Administrator and Distributor are all affiliates of Oppenheimer Capital. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by each Portfolio:


     (a) Valuation of Investments

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantally all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

     (c) Deferred Organization Expenses


     In connection with the Trust's organization, each Portfolio incurred approximately $66,000 in costs. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of operations.


     (d) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (e) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                        Income       Short-Term      Long-Term
                                       Dividends   Capital Gains   Capital Gains
                                      ------------------------------------------
        U.S. Government Money Market    daily *       annually        annually
        Investment Quality Bond         daily *       annually        annually
        Municipal Bond                  daily *       annually        annually
        Large Capitalization Value     annually       annually        annually
        Large Capitalization Growth    annually       annually        annually
        Small Capitalization           annually       annually        annually
        International Equity           annually       annually        annually
           *  paid monthly


     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. For the year ended August 31, 1996 there were no permanent book-tax differences relating to shareholder distributions, therefore, net investment income, net realized gain(loss) and net assets were not affected.

August 31, 1996

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     (f) Purchased Put Option Accounting Policy

     When a Portfolio purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Portfolio, as purchaser of an option, has control over whether the option is exercised. If an option expires, the Portfolio realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss. If a Portfolio enters into a closing sale transaction, the difference between the premium paid and the amount received from the sale is the realized gain or loss.

     The Portfolio, as a purchaser of an option, bears the risk of the potential inability of the counter parties to meet the terms of their contracts.

     (g) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

2. MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .475% for U.S. Government Money Market; .55% for Investment Quality Bond and Municipal Bond; .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .75% for International Equity.


     For the year ended August 31, 1996, the Manager voluntarily waived all of its management fees and assumed $26,822; $28,600; $108,803; $30,550 and $75,530 in other operating expenses for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value and International Equity, respectively. The Manager also voluntarily waived $75,686 and $106,549 in management fees for Large Capitalization Growth and Small Capitalization, respectively, for the year ended August 31, 1996.



     The Portfolios also benefit from a expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing assets, they would have generated income for their respective Portfolios.



     (b) The Manager pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .125% for U.S. Government Money Market; .20% for Investment Quality Bond and Municipal Bond; .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .40% for International Equity. For the year ended August 31, 1996, the Manager paid the Advisers $18,350; $21,723; $6,135; $34,934; $68,924;
$54,653 and $20,077 for U.S. Government Money Market, Investment Quality, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.



     (c) The administration fee is accrued daily and payable monthly to the Administrator at an annual rate of $42,000 for each Portfolio, provided that each Portfolio's net assets do not exceed $80 million. In the event that a Portfolio's net assets exceed $80 million, an additional fee of .05% of net assets in excess of $80 million shall be payable by the Portfolio. For the year ended August 31, 1996 each Portfolio accrued $42,000 in administrative fees.



     (d) Total brokerage commissions paid by Investment Quality Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity were $965; $15,975; $50,200; $17,848 and $27,884, respectively. Oppenheimer & Co., Inc., an affiliate of the Manager, received $6,138 and $180 from Large Capitalization Value and Small Capitalization, respectively; Hoeing & Co., Inc., an affiliate of Axe-Houghton Associates, Inc., received $500 and $40 from Investment Quality and Small Capitalization, respectively, for the year ended August 31, 1996.


3. PURCHASES AND SALES OF SECURITIES


     For the year ended August 31, 1996 purchases and sales of investment securities, other than short-term securities were as follows:



                                               Purchases            Sales
                                              ------------------------------
          Investment Quality Bond             $18,163,985        $ 5,768,974
          Municipal Bond                        3,209,469            289,416
          Large Capitalization Value           11,669,819          2,484,727
          Large Capitalization Growth          31,783,341         10,699,865
          Small Capitalization                 21,304,759         16,564,650
          International Equity                  6,280,235          2,616,934



     For the year ended August 31, 1996, U.S. Government Money Market had purchases and sales/maturities of short-term securities of $170,835,597 and $153,955,476, respectively.


     4. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES


     At August 31, 1996, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:



                                       Appreciation    (Depreciation)       Net         Tax Cost
                                       ----------------------------------------------------------
         Investment Quality Bond       $     2,285      ($  268,933)   ($  266,648)   $16,630,066
         Municipal Bond                     37,583          (34,935)         2,648      4,432,785
         Large Capitalization Value      2,085,761         (160,878)     1,924,883     16,117,632
         Large Capitalization Growth     3,339,162         (902,437)     2,436,725     31,217,913
         Small Capitalization            4,455,003         (461,516)     3,993,487     17,930,217
         International Equity              382,648         (430,121)       (47,473)     6,271,699

August 31, 1996

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

5. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized with $.001 par value per share.


6. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS



     When a Portfolio purchases a put option, it is generally to hedge against adverse movements in the value of Portfolio holdings. The risk of buying an option is that the Portfolio will pay a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if an illiquid secondary market exists.



7. CAPITAL LOSS CARRYFOWARDS



     At August 31, 1996, Municipal Bond and Large Capitalization Growth had net capital loss carryfowards of $4,276 and $93,316, respectively, which will be available to offset future net capital gains through the year 2004. Capital and currency losses incurred after October 31, within the portfolio's taxable year are deemed to arise on the first business day of the portfolio's next taxable year. U.S. Government Money Market, Investment Quality, Municipal Bond and Large Capitalization Growth incurred and elected to defer $32; $6,147; $7,549 and $859,468, respectively, in net capital losses, during the year ended August 31, 1996. Additionally, during the year ended August 31, 1996, International Equity incurred and elected to defer $12,996 in currency losses.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
U.S. Government Money Market Portfolio

Year Ended August 31, 1996     $1.000        $0.044        $0.000           0.044           ($0.044)            --
September 2, 1994 (3)
   to August 31, 1995           1.000(4)      0.052         0.000           0.052            (0.052)            --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
U.S. Government Money Market Portfolio

Year Ended August 31, 1996      $1.000      4.47%        $22,906        1.13% (1,2,6)       4.30% (1,2)         --             --
September 2, 1994 (3)
   to August 31, 1995            1.000      5.36%          5,072        0.40% (1,5)         5.38% (1,5)         --             --

(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.79% and 3.64%, respectively, for the year ended August 31, 1996 and 6.69% and (0.91%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Investment Quality Bond Portfolio

Year Ended August 31, 1996     $10.08        $0.48         ($0.16)          $0.32           ($0.48)             ($0.01)
September 2, 1994 (3)
   to August 31, 1995           10.00(4)      0.60           0.08            0.68            (0.60)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Investment Quality Bond Portfolio

Year Ended August 31, 1996      $9.91       3.23%        $16,864        1.31%(1,2,6)        4.84%(1,2)       55%             --
September 2, 1994 (3)
   to August 31, 1995           10.08       7.12%          4,503        0.45%(1,5)          5.77%(1,5)       18%             --

(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 2.12% and 3.90%, respectively, for the year ended August 31, 1996 and 7.93% and (1.71%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Municipal Bond Portfolio

Year Ended August 31,
   1996                        $9.93         $0.41         $0.07            $0.48           ($0.41)                --
September 2, 1994 (3)
   to August 31, 1995          10.00(4)       0.51         (0.07)            0.44           (0.51)                 --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Municipal Bond Portfolio

Year Ended August 31,
   1996                         $10.00      4.88%        $4,708         1.23%(1,2,6)        4.03%(1,2)       12%             --
September 2, 1994 (3)
   to August 31, 1995             9.93      4.65%         1,477         0.37%(1,5)          4.79%(1,5)       27%             --


(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 5.32% and (0.12%), respectively, for the year ended August 31, 1996 and 20.15% and (14.99%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Large Capitalization Value Portfolio

Year Ended August 31, 1996     $12.30        $0.07         $2.33            $2.40           ($0.11)             ($0.14)
September 2, 1994 (3)
   to August 31, 1995           10.00 (4)     0.15          2.20             2.35            (0.05)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Large Capitalization Value Portfolio

Year Ended August 31, 1996      $14.45      19.73%       $18,274        1.28%(1,2,6)        0.97%(1,2)       26%          $0.06
September 2, 1994 (3)
   to August 31, 1995            12.30      23.60%         5,515        0.40%(1,5)          2.29%(1,5)       33%             --


(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 2.19% and 0.04%, respectively, for the year ended August 31, 1996 and 6.54% and (3.85%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Large Capitalization Growth Portfolio

Year Ended August 31, 1996     $12.86        ($0.02)       $0.35            $0.33           ($0.01)             ($0.02)
September 2, 1994 (3)
   to August 31, 1995           10.00 (4)      0.02         2.85             2.87            (0.01)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Large Capitalization Growth Portfolio

Year Ended August 31, 1996      $13.16       2.56%       $33,962        1.34%(1,2,6)        (0.13%)(1,2)      50%          $0.07
September 2, 1994 (3)
   to August 31, 1995            12.86      28.77%        11,107        0.51%(1,5)           0.32%(1,5)      23%             --

(1)  During the periods presented above, Saratoga Capital Management waived a portion or all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.67% and (0.60%), respectively, for the year ended August 31, 1996 and 5.00% and
     (4.17%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Small Capitalization Portfolio

Year Ended August 31, 1996     $12.62        ($0.09)       $1.44            $1.35           ($0.00)             ($0.39)
September 2, 1994 (3)
   to August 31, 1995           10.00(4)       0.02         2.61             2.63            (0.01)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Small Capitalization Portfolio

Year Ended August 31, 1996      $13.58      11.03%       $22,071        1.25%(1,2,6)        (0.83%(1,2)       95%         $0.06
September 2, 1994 (3)
   to August 31, 1995            12.62      26.38%        15,103        0.42%(1,5)           0.07%(1,5)      111%            --

(1)  During the periods presented above, Saratoga Capital Management waived a portion or all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.84% and (1.42%), respectively, for the year ended August 31, 1996 and 3.57% and
     (3.08%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
International Equity Portfolio

Year Ended August 31, 1996     $9.33         $0.00         $0.34            $0.34           ($0.03)             ($0.05)
September 2, 1994 (3)
   to August 31, 1995          10.00(4)       0.05         (0.71)           (0.66)           (0.01)                --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
International Equity Portfolio

Year Ended August 31, 1996      $9.59        3.68%       $6,857         1.65%(1,2,6)        0.23%(1,2)       58%          $0.09
September 2, 1994 (3)
   to August 31, 1995            9.33       (6.61%)       2,907         0.38%(1,5)          1.03%(1,5)       36%             --



(1) During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 3.91% and (2.33)%, respectively, for the year ended August 31, 1996 and 8.96% and (7.55%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.



----------------
(2) Average daily net assets for the year ended August 31, 1996 were $14,679,617; $10,861,629; $3,067,626; $11,644,595; $22,974,545; $18,217,666
     and $5,019,160 for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.
(3)  Commencement of operations.
(4)  Initial offering price.
(5)  Annualized.
(6)  Does not reflect expense offsets.



* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (comprising, respectively, the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios) as of August 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the year ended August 31, 1996 and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the year ended August 31, 1996 and for the period September 2, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP

New York, New York
October 17, 1996

PART C   OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    FINANCIAL STATEMENTS:

         Included in the Prospectus:

              Financial Highlights

         Included in Part B:


    Audited Financials: Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights and Report of Independent Accountants for the year ended August 31, 1996.


         Included in Part C:

              None

EXHIBITS:

         (1)  (a)  Agreement and Declaration of Trust.*
              (b)  Amendment No. 1 to the Agreement and Declaration of Trust.*

         (2)  By-laws of Registrant.*

         (3)  Not Applicable.

         (4)  Not Applicable.

         (5)  (a) Management Agreement.*

              (b) (1) Investment Advisory Agreement between Saratoga Capital Management and Sterling Capital Management Company with respect to the US Government Money Market Portfolio.*

              (b) (2) Investment Advisory Agreement between Saratoga Capital Management and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.*

              (b) (3) Investment Advisory Agreement between Saratoga Capital Management and Quest for Value Advisors with respect to the Municipal Bond Portfolio.*

              (b) (4) Investment Advisory Agreement between Saratoga Capital Management and Quest for Value Advisors with respect to the Large Capitalization Value Portfolio.*

              (b) (5) Investment Advisory Agreement between Saratoga Capital Management and Harris Bretall Sullivan & Smith Inc. with respect to the

              (b) (6) Investment Advisory Agreement between Saratoga Capital Management and Axe-Houghton Associates, Inc. with respect to the Small Capitalization Portfolio. *

              (b) (7) Investment Advisory Agreement between Saratoga Capital Management and Ivory & Sime International, Inc. with respect to the International Equity Portfolio. *

              (b) (8) Sub-Investment Advisory Agreement between Ivory & Sime International, Inc. and Ivory & Sime plc with respect to the International Equity Portfolio. *

         (6)  (a)  General Distributor's Agreement.*

         (b)  Soliciting Dealer Agreement.*

    (7)  Not Applicable.

         (8)  Custodian Contract.*

         (9)  Administration Agreement.*

         (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.*

         (11) Consent of Independent Auditors*

    (12) Not Applicable.

         (13) Agreement relating to initial capital.*

         (14) Not Applicable.

         (15) Not Applicable.

         (16) Schedule for Computation of Performance Calculations.*

         *Filed with Post-effective Amendment No. 1 to the Registrant's Registration Statement

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         No person is presently controlled by or under common control with the Registrant.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                           Number of Record
                                                           Holders as of
         TITLE OF CLASS                                    December 8, 1996



         SHARES OF BENEFICIAL INTEREST
         -----------------------------
         U.S. Government Money Market Portfolio...........................1,918
         Investment Quality Bond Portfolio................................1,467
         Municipal Bond Portfolio...........................................392
         Large Capitalization Value Portfolio.............................2,096
         Large Capitalization Growth Portfolio............................2,067
         Small Capitalization Portfolio...................................2,016
         International Equity Portfolio...................................1,758


ITEM 27. INDEMNIFICATION

         See Article VI of the Registrant's Agreement and Declaration of Trust.

         A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments,in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or
         (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Additional Statement regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Sterling Capital Management Company, File No. 801- 8776, the Form ADV of Axe-Houghton Associates, Inc., File No 801-21166, the Form ADV of Fox Asset Management, Inc., File. 801-26397, the Form ADV of Ivory & Sime International, Inc., File No. 801-13750, the Form ADV of Harris Bretall Sullivan & Smith, Inc. File No. 801-7369 and the Form ADV of Quest for Value Advisors, File No. 801-27180, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITER


         (a) OCC Distributors (formerly known as Quest for Value Distributors) acts as principal underwriter for the Registrant, Quest for Value Dual Purpose Fund, Inc., Quest Cash Reserves, Inc., and Quest for Value Accumulation Trust.

         (b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal Underwriter; THE PRINCIPAL BUSINESS ADDRESS OF MR. MURATORE AND MR. CARINE IS TWO WORLD FINANCIAL CENTER, NEW YORK, NY, 10080; THE PRINCIPAL BUSINESS ADDRESS OF MR. SIEGEL AND MR. DUGGAN IS ONE WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281.



                             Positions and Offices    Positions and Offices
Name                         with Underwriter         with Registrant
--------------------------   ---------------------    ----------------------

Oppenheimer Capital          General Partner          None

Oppenheimer Financial Corp.  General Partner          None

Peter Muratore               President None

Sheldon Siegel               Treasurer                Treasurer

Thomas E. Duggan             Secretary                Assistant Secretary

Arthur G. Carine. Jr.        Chief Operating Officer  None

    (c) Not applicable.

ITEM 30. LOCATION OF REQUIRED RECORDS -- RULE 31A-1

         State Street Bank and Trust Company
         One Heritage Drive
         North Quincy, Mass.  01271

         Will maintain records required by Rule 31a-1(b)(1), (b)(2), (b)(3),
         (b)(5), (b)(6), (b)(7) and (b)(8).


         OpCap Advisors
         One World Financial Center
         New York, NY  10281


         Will maintain records required by Rule 31a-1(b)(4) and (b)(11) and
         (b)(9) and (b)(10) with respect to the Municipal Bond and the Large Capitalization Value Portfolio.

         Records required by 31a-1(b)(9) and (b)(10) will be maintained on behalf of the following portfolios by their respective Advisors:

         Investment Quality Bond       Fox Asset Management, Inc.
         Portfolio                     44 Sycamore Avenue
                                       Little Silver, NJ  07739

         Large Capitalization          Harris Bretall Sullivan & Smith, Inc.
         Growth Portfolio              One Post Street
                                       San Francisco, CA  94104

         Small Capitalization          Axe-Houghton Associates, Inc.
         Portfolio                     Royal Executive Park
                                       4 International Drive
                                       Rye Brook, New York  10573

         U.S. Government               Sterling Capital Management Company
         Money Market Portfolio        One First Union Center
                                       301 S College Street
                                       Suite 3200
                                       Charlotte, N.C.  282202

         International Equity          Ivory & Sime plc
         Portfolio                     1 Charlotte Square
                                       Edinburgh Scotland  EH24 DZ


Item 31. MANAGEMENT SERVICES

         Not Applicable.


ITEM 32. UNDERTAKINGS

         (a)  Not applicable.


         (b)  Not applicable.


         (c) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized in the City of New York, and State of New York on the 30th day of December, 1996.

                          THE SARATOGA ADVANTAGE TRUST


                                        /s/ Bruce Ventimiglia
                                        -----------------------------------
                                        Bruce Ventimiglia, President
                                        (Principal Executive Officer)

Attest:

/s/ Deborah Kaback
-----------------------------------
Deborah Kaback, Secretary

     Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:


                                                             Date

/s/ Bruce Ventimiglia                                  December 30, 1996
-------------------------------------------
Bruce Ventimiglia, President
Principal Executive Officer and Trustee


/s/ Joseph M. La Motta                                 December 30, 1996
-------------------------------------------
Joseph M. La Motta
Chairman of the Board and Trustee


/s/ Sheldon Siegel                                     December 30, 1996
-------------------------------------------
Sheldon Siegel, Treasurer, Chief Financial
Officer and Chief Accounting Officer

/s/ Lacy B. Herrmann                                   December 30, 1996
-------------------------------------------
Lacy B. Herrmann, Trustee

/s/ George Loft                                        December 30, 1996
-------------------------------------------
George Loft, Trustee

/s/ Patrick H. McCollough                              December 30, 1996
-------------------------------------------
Patrick H. McCollough, Trustee

                             THE SARATOGA ADVANTAGE TRUST

                                  INDEX TO EXHIBITS


EXHIBIT NO.

         (11)  Consent of Independent Auditors